SECURITIES AND EXCHANGE COMMISSION
                      ----------------------------------
                            WASHINGTON, D.C.  20549


                                   FORM 8-K
                                   ---------

                                CURRENT REPORT
                                --------------


                      PURSUANT TO SECTION 13 OR 15 (D) OF
                     THE SECURITIES EXCHANGE ACT OF 1934


Date of Report (Date of earliest event reported) September 30, 1994



                     FOREST LABORATORIES, INC.
- - -----------------------------------------------------------------------------
            (Exact name of registrant as specified in its charter)


                              DELAWARE
- - -----------------------------------------------------------------------------
                (State or other jurisdiction of incorporation)


            1-5438                            11-1798614
- - ------------------------------     -------------------------------------------
   (Commission file Number)       (IRS Employer Identification No.)


   150 EAST 58TH STREET, NEW YORK, N.Y.                 10155
- - -------------------------------------------------------------------------------
(Address of principal executive offices)              (Zip Code)

  Registrant's telephone number, including area code (212) 421-7850
                                                     --------------------------

                                N/A
- - -------------------------------------------------------------------------------
   (Former name or former address, if changed since last report)


ITEM 5.  OTHER EVENTS
         ------------
          On September 30, 1994, the Board of Directors of Forest Laboratories, Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.10 per share (the "Common Shares") of the Company. The dividend is payable on October 20, 1994 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior Participating Preferred Stock, par value $1.00 per share (the "Preferred Shares"), of the Company at a price of $250 per one one-

hundredth of a Preferred share (the "Purchase Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the "Rights Agreement") between the Company and Chemical Bank, as Rights Agent (the "Rights Agent").

          Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") have acquired beneficial ownership of 20% or more of the outstanding Common Shares or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of this Summary of Rights attached thereto.

          The Rights Agreement provides that, until the Distribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incorporating the Rights Agreement by reference. Until the Distribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be PAGE mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

          The Rights are not exercisable until the Distribution Date. The Rights will expire on September 30, 2004 (the "Final Expiration Date"), unless the Final Expiration Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

          The Purchase Price payable, and the number of Preferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then-current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

          The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exercise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock dividend on the Common Shares payable in Common Shares or subdivisions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

          Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary antidilution provisions.

          Because of the nature of the Preferred Shares' dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

          In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right.

          At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-hundredth of a Preferred Share (or of a share of a class or series of the Company's preferred stock,having equivalent rights, preferences and privileges), per Right (subject to adjustment).

          With certain exceptions, no adjustment in the Purchase
Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price.

          No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

          At any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 20% or more of the outstanding Common Shares, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.001 per Right (the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis with

                              -3-
PAGE
such conditions as the Board of Directors in its sole discretion establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

          The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to lower certain thresholds described above to not less than the greater of (i) the sum of .001% and the largest percentage of the outstanding Common Shares then known to the Company to be beneficially owned by any person or group of affiliated or Associated persons and (ii) 10%, except that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

          Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company including, without limitation, the right to vote or to receive dividends.

          This description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

          In addition, on September 30, 1994 the Board of Directors of the Company adopted new By-Laws for the Company. The new By-Laws provide that a quorum of shareholders for the transaction of business at a meeting of shareholders shall consist of the presence, in person or by proxy, of a majority of the outstanding stock entitled to vote generally. In addition, the new By-Laws generally require advance notice to the Corporation (no later than 60 days prior to the date of a shareholders meeting or earlier than 90 days prior to the date of such meeting) of nominations to the Board of Directors or other business to be brought before a meeting of shareholders by a shareholder of the Company.

          This description of the By-Laws does not purport to be complete and is qualified in its entirety by reference to the By-Laws which are set forth as an exhibit hereto and are incorporated by reference herein.


EXHIBITS
- - --------


1. Rights Agreement, dated as of September 30, 1994, between Forest Laboratories, Inc. and Chemical Bank as Rights Agent.

2.        By-Laws of the Company, as of September 30, 1994.

                                   -4-
PAGE

                                  SIGNATURES
                                  ----------

          Pursuant to the requirements of the Securities Exchange
Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



Dated:  October 11, 1994



                                   FOREST LABORATORIES, INC.
                                   -------------------------



                                   By:/s/Kenneth E. Goodman
                                      ---------------------------
                                         Kenneth E. Goodman,
                                       Vice President-Finance

PAGE

                                  EXHIBIT I
                                  ---------
PAGE

- - -----------------------------------------------------------------------------




                          FOREST LABORATORIES, INC.


                                     and


                                CHEMICAL BANK


                                 Rights Agent

                               Rights Agreement

                        Dated as of September 30, 1994





- - -----------------------------------------------------------------------------

PAGE

                          TABLE OF CONTENTS



Page
- - ----

Section 1.  Certain Definitions. . . . . . . . . . .    1

Section 2.  Appointment of Rights Agent. . . . . . .    7

Section 3.  Issue of Right Certificates. . . . . . .    7

Section 4.  Form of Right Certificates . . . . . . .   10

Section 5.  Countersignature and Registration. . . .   11

Section 6.  Transfer, Split Up, Combination and
              Exchange of Right Certificates;
              Mutilated, Destroyed, Lost or
              Stolen Right Certificates. . . . . . .   12

Section 7.  Exercise of Rights; Purchase Price;
              Expiration Date of Rights. . . . . . .   14

Section 8.  Cancellation and Destruction of
              Right Certificates . . . . . . . . . .   16

Section 9.  Availability of Common Shares. . . . . .   17

Section 10. Preferred Shares Record Date . . . . . .   18

Section 11. Adjustment of Purchase Price, Number of
              Shares or Number of Rights . . . . . .   19

Section 12. Certificate of Adjusted Purchase Price
              or Number of Shares. . . . . . . . . .   34

Section 13. Consolidation, Merger or Sale or Transfer
              of Assets or Earning Power . . . . . .   34

Section 14. Fractional Rights and Fractional Shares.   37

Section 15. Rights of Action . . . . . . . . . . . .   39

Section 16. Agreement of Right Holders . . . . . . .   40

Section 17. Right Certificate Holder Not Deemed a
              Stockholder. . . . . . . . . . . . . .   41

Section 18. Concerning the Rights Agent. . . . . . .   42

                                                      Page
                                                      ----
Section 19. Merger or Consolidation or Change of
              Name of Rights Agent . . . . . . . . .   43

Section 20. Duties of Rights Agent . . . . . . . . .   45

Section 21. Change of Rights Agent . . . . . . . . .   48

Section 22. Issuance of New Right Certificates . . .   50

Section 23. Redemption . . . . . . . . . . . . . . .   51

Section 24. Exchange . . . . . . . . . . . . . . . .   52

Section 25. Notice of Certain Events . . . . . . . .   55

Section 26. Notices. . . . . . . . . . . . . . . . .   57

Section 27. Supplements and Amendments . . . . . . .   58

Section 28. Successors . . . . . . . . . . . . . . .   59

Section 29. Benefits of this Agreement . . . . . . .   59

Section 30. Severability . . . . . . . . . . . . . .   59

Section 31. Governing Law. . . . . . . . . . . . . .   59

Section 32. Counterparts . . . . . . . . . . . . . .   60

Section 33. Descriptive Headings . . . . . . . . . .   60

Signatures . . . . . . . . . . . . . . . . . . . . .   60



Exhibit A - Form of Certificate of Designations

Exhibit B - Form of Right Certificate

Exhibit C - Summary of Rights to Purchase Preferred
            Shares

PAGE

        Agreement, dated as of September 30, 1994, between

Forest Laboratories, Inc., a Delaware corporation (the "Com-

pany"), and Chemical Bank (the "Rights Agent").

         The Board of Directors of the Company has autho-

rized and declared a dividend of one preferred share

purchase right (a "Right") for each Common Share (as

hereinafter defined) of the Company outstanding on October

20, 1994 (the "Record Date"), each Right representing the

right to purchase one one-hundredth of a Preferred Share (as hereinafter defined), upon the terms and subject to the

conditions herein set forth, and has further authorized and

directed the issuance of one Right with respect to each Com-

mon Share that shall become outstanding between the Record

Date and the earliest of the Distribution Date, the Redemp-

tion Date and the Final Expiration Date (as such terms are

hereinafter defined).

         Accordingly, in consideration of the premises and

the mutual agreements herein set forth, the parties hereby

agree as follows:

         Section 1.  Certain Definitions.  For purposes of
                     -------------------
this Agreement, the following terms have the meanings indi-

cated:

         (a)  "Acquiring Person" shall mean any Person (as

such term is hereinafter defined) who or which, together

with all Affiliates and Associates (as such terms are

hereinafter defined) of such Person, shall be the Beneficial

Owner (as such term is hereinafter defined) of 20% or more

of the Common Shares of the Company then outstanding, but

shall not include the Company, any Subsidiary (as such term

is hereinafter defined) of the Company, any employee benefit plan of the Company or any Subsidiary of the Company, or any entity holding Common Shares for or pursuant to the terms of any such plan.  Notwithstanding the foregoing, no Person

shall become an "Acquiring Person" as the result of an

acquisition of Common Shares by the Company which, by reduc-

ing the number of shares outstanding, increases the

proportionate number of shares beneficially owned by such

Person to 20% or more of the Common Shares of the Company

then outstanding; provided, however, that if a Person shall

become the Beneficial Owner of 20% or more of the Common

Shares of the Company then outstanding by reason of share

purchases by the Company and shall, after such share

purchases by the Company, become the Beneficial Owner of any additional Common Shares of the Company, then such Person

shall be deemed to be an "Acquiring Person".

Notwithstanding the foregoing, if the Board of Directors of

the Company determines in good faith that a Person who would otherwise be an "Acquiring Person", as defined pursuant to

the foregoing provisions of this paragraph (a), has become

such inadvertently, and such Person divests as promptly as

practicable a sufficient number of Common Shares so that

such Person would no longer be an "Acquiring Person," as

defined pursuant to the foregoing provisions of this para-graph (a), then such Person shall not be deemed to be an

"Acquiring Person" for any purposes of this Agreement.

         (b)  "Affiliate" and "Associate" shall have the

respective meanings ascribed to such terms in Rule 12b-2 of

the General Rules and Regulations under the Securities Ex-

change Act of 1934, as amended (the "Exchange Act"), as in

effect on the date of this Agreement.

         (c)  A Person shall be deemed the "Beneficial

Owner" of and shall be deemed to "beneficially own" any

securities:

      (i)     which such Person or any of such Person's Af-

    filiates or Associates beneficially owns, directly or

    indirectly;

     (ii)     which such Person or any of such Person's Af-

    filiates or Associates has (A) the right to acquire

    (whether such right is exercisable immediately or only

    after the passage of time) pursuant to any agreement,

    arrangement or understanding (other than customary

    agreements with and between underwriters and selling

    group members with respect to a bona fide public offer-

    ing of securities), or upon the exercise of conversion

    rights, exchange rights, rights (other than these

    Rights), warrants or options, or otherwise; provided,

    however, that a Person shall not be deemed the Benefi-
    -------
    cial Owner of, or to beneficially own, securities ten-dered pursuant to a tender or exchange offer made by or on behalf of such Person or any of such Person's Af-

    filiates or Associates until such tendered securities

    are accepted for purchase or exchange; or (B) the right

    to vote pursuant to any agreement, arrangement or

    understanding; provided, however, that a Person shall
                   --------  -------
    not be deemed the Beneficial Owner of, or to

    beneficially own, any security if the agreement, ar-

    rangement or understanding to vote such security (1)

    arises solely from a revocable proxy or consent given

    to such Person in response to a public proxy or consent

    solicitation made pursuant to, and in accordance with,

    the applicable rules and regulations promulgated under

    the Exchange Act and (2) is not also then reportable on

    Schedule 13D under the Exchange Act (or any comparable

    or successor report); or

    (iii)     which are beneficially owned, directly or in-

    directly, by any other Person with which such Person or

    any of such Person's Affiliates or Associates has any

    agreement, arrangement or understanding (other than

    customary agreements with and between underwriters and

    selling group members with respect to a bona fide

    public offering of securities) for the purpose of

    acquiring, holding, voting (except to the extent

    contemplated by the proviso to Section 1(c)(ii)(B)) or

    disposing of any securities of the Company.

         Notwithstanding anything in this definition of

Beneficial Ownership to the contrary, the phrase "then

outstanding," when used with reference to a Person's

Beneficial Ownership of securities of the Company, shall

mean the number of such securities then issued and

outstanding together with the number of such securities not

then actually issued and outstanding which such Person would be deemed to own beneficially hereunder.


         (d)  "Business Day" shall mean any day other than

a Saturday, a Sunday, or a day on which banking institutions in the State of New York are authorized or obligated by law

or executive order to close.

         (e)  "Close of business" on any given date shall

mean 5:00 P.M., New York City time, on such date; provided,

however, that if such date is not a Business Day it shall

mean 5:00 P.M., New York City time, on the next succeeding

Business Day.

         (f)  "Common Shares" when used with reference to

the Company shall mean the shares of common stock, par value

$.10 per share, of the Company.  "Common Shares" when used

with reference to any Person other than the Company shall

mean the capital stock (or equity interest) with the

greatest voting power of such other Person or, if such other

Person is a Subsidiary of another Person, the Person or

Persons which ultimately control such first-mentioned

Person.

         (g)  "Distribution Date" shall have the meaning

set forth in Section 3 hereof.

         (h)  "Final Expiration Date" shall have the

meaning set forth in Section 7 hereof.

         (i)  "Person" shall mean any individual, firm,

corporation or other entity, and shall include any successor

(by merger or otherwise) of such entity.

         (j)  "Preferred Shares" shall mean shares of

Series A Junior Participating Preferred Stock, par value

$1.00 per share, of the Company having the rights and

preferences set forth in the Form of Certificate of

Designations attached to this Agreement as Exhibit A.

         (k)  "Redemption Date" shall have the meaning set

forth in Section 7 hereof.

         (l)  "Shares Acquisition Date" shall mean the

first date of public announcement by the Company or an

Acquiring Person that an Acquiring Person has become such.

         (m)  "Subsidiary" of any Person shall mean any

corporation or other entity of which a majority of the

voting power of the voting equity securities or equity

interest is owned, directly or indirectly, by such Person.

         Section 2.  Appointment of Rights Agent.  The Com-
                     ---------------------------
pany hereby appoints the Rights Agent to act as agent for

the Company and the holders of the Rights (who, in

accordance with Section 3 hereof, shall prior to the

Distribution Date also be the holders of the Common Shares)

in accordance with the terms and conditions hereof, and the

Rights Agent hereby accepts such appointment.  The Company

may from time to time appoint such co-Rights Agents as it

may deem necessary or desirable.

         Section 3.  Issue of Right Certificates.  (a)  Un-
                     ---------------------------
til the earlier of (i) the tenth day after the Shares Acqui-

sition Date or (ii) the tenth business day (or such later

date as may be determined by action of the Board of

Directors prior to such time as any Person becomes an

Acquiring Person) after the date of the commencement by any

Person (other than the Company, any Subsidiary of the

Company, any employee benefit plan of the Company or of any

Subsidiary of the Company or any entity holding Common

Shares for or pursuant to the terms of any such plan) of, or of the first public announcement of the intention of any

Person (other than the Company, any Subsidiary of the

Company, any employee benefit plan of the Company or of any

Subsidiary of the Company or any entity holding Common

Shares for or pursuant to the terms of any such plan) to

commence, a tender or exchange offer the consummation of

which would result in any Person becoming the Beneficial

Owner of Common Shares aggregating 20% or more of the then

outstanding Common Shares (including any such date which is

after the date of this Agreement and prior to the issuance

of the Rights; the earlier of such dates being herein

referred to as the "Distribution Date"), (x) the Rights will be evidenced (subject to the provisions of Section 3(b)

hereof) by the certificates for Common Shares registered in

the names of the holders thereof (which certificates shall

also be deemed to be Right Certificates) and not by separate

Right Certificates, and (y) the right to receive Right

Certificates will be transferable only in connection with

the transfer of Common Shares.  As soon as practicable after the Distribution Date, the Company will prepare and execute,

the Rights Agent will countersign, and the Company will send or cause to be sent (and the Rights Agent will, if

requested, send) by first-class, insured, postage-prepaid

mail, to each record holder of Common Shares as of the close of business on the Distribution Date, at the address of such holder shown on the records of the Company, a Right Certifi-

cate, in substantially the form of Exhibit B hereto (a

"Right Certificate"), evidencing one Right for each Common

Share so held.  As of the Distribution Date, the Rights will be evidenced solely by such Right Certificates.

         (b)  On the Record Date, or as soon as practicable

thereafter, the Company will send a copy of a Summary of

Rights to Purchase Preferred Shares, in substantially the form of Exhibit C hereto (the "Summary of Rights"), by first-class, postage-prepaid mail, to each record holder of

Common Shares as of the close of business on the Record

Date, at the address of such holder shown on the records of

the Company.  With respect to certificates for Common Shares outstanding as of the Record Date, until the Distribution

Date, the Rights will be evidenced by such certificates

registered in the names of the holders thereof together with a copy of the Summary of Rights attached thereto.  Until the

Distribution Date (or the earlier of the Redemption Date or

the Final Expiration Date), the surrender for transfer of

any certificate for Common Shares outstanding on the Record

Date, with or without a copy of the Summary of Rights

attached thereto, shall also constitute the transfer of the

Rights associated with the Common Shares represented

thereby.


         (c)  Certificates for Common Shares which become

outstanding (including, without limitation, reacquired

Common Shares referred to in the last sentence of this

paragraph (c)) after the Record Date but prior to the

earliest of the Distribution Date, the Redemption Date or

the Final Expiration Date shall have impressed on, printed

on, written on or otherwise affixed to them the following

legend:

    This certificate also evidences and entitles the holder hereof to certain rights as set forth in a Rights
    Agreement between Forest Laboratories, Inc. and

    Chemical Bank, dated as of September 30, 1994 (the
    "Rights Agreement"), the terms of which are hereby incorporated herein by reference and a copy of which is on file at the principal executive offices of Forest
    Laboratories, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Forest Laboratories, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. Under certain circumstances, as set forth in the Rights Agreement, Rights issued to any Person who becomes an Acquiring
    Person (as defined in the Rights Agreement) may become null and void.


With respect to such certificates containing the foregoing

legend, until the Distribution Date, the Rights associated

with the Common Shares represented by such certificates

shall be evidenced by such certificates alone, and the

surrender for transfer of any such certificate shall also

constitute the transfer of the Rights associated with the

Common Shares represented thereby.  In the event that the

Company purchases or acquires any Common Shares after the

Record Date but prior to the Distribution Date, any Rights

associated with such Common Shares shall be deemed cancelled and retired so that the Company shall not be entitled to

exercise any Rights associated with the Common Shares which

are no longer outstanding.

         Section 4.  Form of Right Certificates.  The Right
                     ---------------------------
Certificates (and the forms of election to purchase

Preferred Shares and of assignment to be printed on the

reverse thereof) shall be substantially the same as Exhibit

B hereto and may have such marks of identification or designation and such legends, summaries or endorsements printed thereon as the Company may deem appropriate and as

are not inconsistent with the provisions of this Agreement,

or as may be required to comply with any applicable law or

with any rule or regulation made pursuant thereto or with

any rule or regulation of any stock exchange on which the

Rights may from time to time be listed, or to conform to

usage.  Subject to the provisions of Section 22 hereof, the

Right Certificates shall entitle the holders thereof to

purchase such number of one one-hundredths of a Preferred

Share as shall be set forth therein at the price per one

one-hundredth of a Preferred Share set forth therein (the

"Purchase Price"), but the number of such one one-hundredths of a Preferred Share and the Purchase Price shall be subject to adjustment as provided herein.

         Section 5.  Countersignature and Registration.
                     ---------------------------------
The Right Certificates shall be executed on behalf of the

Company by its Chairman of the Board, its Chief Executive

Officer, its President, any of its Vice Presidents, or its

Treasurer, either manually or by facsimile signature, shall

have affixed thereto the Company's seal or a facsimile

thereof, and shall be attested by the Secretary or an

Assistant Secretary of the Company, either manually or by

facsimile signature.  The Right Certificates shall be

manually countersigned by the Rights Agent and shall not be

valid for any purpose unless countersigned. In case any officer of the Company who shall have signed any of the

Right Certificates shall cease to be such officer of the

Company before countersignature by the Rights Agent and

issuance and delivery by the Company, such Right

Certificates, nevertheless, may be countersigned by the

Rights Agent and issued and delivered by the Company with

the same force and effect as though the person who signed

such Right Certificates had not ceased to be such officer of the Company; and any Right Certificate may be signed on

behalf of the Company by any person who, at the actual date

of the execution of such Right Certificate, shall be a

proper officer of the Company to sign such Right

Certificate, although at the date of the execution of this

Rights Agreement any such person was not such an officer.

         Following the Distribution Date, the Rights Agent

will keep or cause to be kept, at its principal office,

books for registration and transfer of the Right

Certificates issued hereunder.  Such books shall show the

names and addresses of the respective holders of the Right

Certificates, the number of Rights evidenced on its face by

each of the Right Certificates and the date of each of the

Right Certificates.

         Section 6.  Transfer, Split Up, Combination and
                     -----------------------------------
Exchange of Right Certificates; Mutilated, Destroyed, Lost
- - ----------------------------------------------------------
or Stolen Right Certificates.  Subject to the provisions of
- - -----------------------------
Section 14 hereof, at any time after the close of business on the Distribution Date, and at or prior to the close of business on the earlier of the Redemption Date or the Final

Expiration Date, any Right Certificate or Right Certificates

(other than Right Certificates representing Rights that have become void pursuant to Section 11(a)(ii) hereof or that

have been exchanged pursuant to Section 24 hereof) may be

transferred, split up, combined or exchanged for another

Right Certificate or Right Certificates, entitling the

registered holder to purchase a like number of one one-

hundredths of a Preferred Share as the Right Certificate or

Right Certificates surrendered then entitled such holder to

purchase.  Any registered holder desiring to transfer, split up, combine or exchange any Right Certificate or Right

Certificates shall make such request in writing delivered to the Rights Agent, and shall surrender the Right Certificate

or Right Certificates to be transferred, split up, combined

or exchanged at the principal office of the Rights Agent.

Thereupon the Rights Agent shall countersign and deliver to

the person entitled thereto a Right Certificate or Right

Certificates, as the case may be, as so requested.  The

Company may require payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer, split up, combination or exchange of

Right Certificates.

         Upon receipt by the Company and the Rights Agent

of evidence reasonably satisfactory to them of the loss, theft, destruction or mutilation of a Right Certificate,

and, in case of loss, theft or destruction, of indemnity or

security reasonably satisfactory to them, and, at the

Company's request, reimbursement to the Company and the

Rights Agent of all reasonable expenses incidental thereto,

and upon surrender to the Rights Agent and cancellation of

the Right Certificate if mutilated, the Company will make

and deliver a new Right Certificate of like tenor to the

Rights Agent for delivery to the registered holder in lieu

of the Right Certificate so lost, stolen, destroyed or

mutilated.

         Section 7.  Exercise of Rights; Purchase Price;
                     -----------------------------------
Expiration Date of Rights.  (a)  The registered holder of
- - -------------------------
any Right Certificate may exercise the Rights evidenced

thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender

of the Right Certificate, with the form of election to

purchase on the reverse side thereof duly executed, to the

Rights Agent at the principal office of the Rights Agent,

together with payment of the Purchase Price for each one

one-hundredth of a Preferred Share as to which the Rights

are exercised, at or prior to the earliest of (i) the close

of business on September 30, 2004 (the "Final Expiration

Date"), (ii) the time at which the Rights are redeemed as

provided in Section 23 hereof (the "Redemption Date"), or

(iii) the time at which such Rights are exchanged as

provided in Section 24 hereof.

         (b)  The Purchase Price for each one one-hundredth

of a Preferred Share purchasable pursuant to the exercise of a Right shall initially be $250, and shall be subject to

adjustment from time to time as provided in Section 11 or 13 hereof and shall be payable in lawful money of the United

States of America in accordance with paragraph (c) below.


         (c)  Upon receipt of a Right Certificate

representing exercisable Rights, with the form of election

to purchase duly executed, accompanied by payment of the

Purchase Price for the shares to be purchased and an amount

equal to any applicable transfer tax required to be paid by

the holder of such Right Certificate in accordance with

Section 9 hereof by certified check, cashier's check or

money order payable to the order of the Company, the Rights

Agent shall thereupon promptly (i) (A) requisition from any

transfer agent of the Preferred Shares certificates for the

number of Preferred Shares to be purchased and the Company

hereby irrevocably authorizes its transfer agent to comply

with all such requests, or (B) requisition from the

depositary agent depositary receipts representing such

number of one one-hundredths of a Preferred Share as are to

be purchased (in which case certificates for the Preferred

Shares represented by such receipts shall be deposited by

the transfer agent with the depositary agent) and the

Company hereby directs the depositary agent to comply with

such request, (ii) when appropriate, requisition from the

Company the amount of cash to be paid in lieu of issuance of fractional shares in accordance with Section 14 hereof,

(iii) after receipt of such certificates or depositary

receipts, cause the same to be delivered to or upon the

order of the registered holder of such Right Certificate,

registered in such name or names as may be designated by

such holder and (iv) when appropriate, after receipt,

deliver such cash to or upon the order of the registered

holder of such Right Certificate.

         (d)  In case the registered holder of any Right

Certificate shall exercise less than all the Rights

evidenced thereby, a new Right Certificate evidencing Rights equivalent to the Rights remaining unexercised shall be

issued by the Rights Agent to the registered holder of such

Right Certificate or to his duly authorized assigns, subject to the provisions of Section 14 hereof.

         Section 8.  Cancellation and Destruction of Right
                     -------------------------------------
Certificates.  All Right Certificates surrendered for the
- - -------------
purpose of exercise, transfer, split up, combination or ex-

change shall, if surrendered to the Company or to any of its agents, be delivered to the Rights Agent for cancellation or in cancelled form, or, if surrendered to the Rights Agent,

shall be cancelled by it, and no Right Certificates shall be issued in lieu thereof except as expressly permitted by any of the provisions of this Rights Agreement. The Company shall deliver to the Rights Agent for cancellation and re-

tirement, and the Rights Agent shall so cancel and retire,

any other Right Certificate purchased or acquired by the

Company otherwise than upon the exercise thereof.  The

Rights Agent shall deliver all cancelled Right Certificates

to the Company, or shall, at the written request of the

Company, destroy such cancelled Right Certificates, and in

such case shall deliver a certificate of destruction thereof to the Company.


         Section 9.  Availability of Preferred Shares.  The
                     ---------------------------------
Company covenants and agrees that it will cause to be re-

served and kept available out of its authorized and unissued

Preferred Shares or any Preferred Shares held in its trea-

sury, the number of Preferred Shares that will be sufficient to permit the exercise in full of all outstanding Rights in

accordance with Section 7.  The Company covenants and agrees that it will take all such action as may be necessary to en-

sure that all Preferred Shares delivered upon exercise of

Rights shall, at the time of delivery of the certificates

for such Preferred Shares (subject to payment of the

Purchase Price), be duly and validly authorized and issued

and fully paid and nonassessable shares.

         The Company further covenants and agrees that it

will pay when due and payable any and all federal and state

transfer taxes and charges which may be payable in respect of the issuance or delivery of the Right Certificates or of any Preferred Shares upon the exercise of Rights.  The

Company shall not, however, be required to pay any transfer

tax which may be payable in respect of any transfer or

delivery of Right Certificates to a person other than, or

the issuance or delivery of certificates or depositary

receipts for the Preferred Shares in a name other than that

of, the registered holder of the Right Certificate

evidencing Rights surrendered for exercise or to issue or to deliver any certificates or depositary receipts for

Preferred Shares upon the exercise of any Rights until any

such tax shall have been paid (any such tax being payable by the holder of such Right Certificate at the time of

surrender) or until it has been established to the Company's reasonable satisfaction that no such tax is due.

         Section 10.  Preferred Shares Record Date.  Each

person in whose name any certificate for Preferred Shares is issued upon the exercise of Rights shall for all purposes be deemed to have become the holder of record of the Preferred

Shares represented thereby on, and such certificate shall be dated, the date upon which the Right Certificate evidencing

such Rights was duly surrendered and payment of the Purchase

Price (and any applicable transfer taxes) was made;

provided, however, that if the date of such surrender and

payment is a date upon which the Preferred Shares transfer

books of the Company are closed, such person shall be deemed

                              18-
to have become the record holder of such shares on, and such certificate shall be dated, the next succeeding Business Day on which the Preferred Shares transfer books of the Company

are open.  Prior to the exercise of the Rights evidenced

thereby, the holder of a Right Certificate shall not be

entitled to any rights of a holder of Preferred Shares for

which the Rights shall be exercisable, including, without

limitation, the right to vote, to receive dividends or other distributions or to exercise any preemptive rights, and

shall not be entitled to receive any notice of any

proceedings of the Company, except as provided herein.


         Section 11.  Adjustment of Purchase Price, Number
                      ------------------------------------
of Shares or Number of Rights.  The Purchase Price, the num-
- - -----------------------------
ber of Preferred Shares covered by each Right and the number of Rights outstanding are subject to adjustment from time to time as provided in this Section 11.

         (a)  (i)  In the event the Company shall at any

time after the date of this Agreement (A) declare a dividend on the Preferred Shares payable in Preferred Shares, (B)

subdivide the outstanding Preferred Shares, (C) combine the

outstanding Preferred Shares into a smaller number of

Preferred Shares or (D) issue any shares of its capital

stock in a reclassification of the Preferred Shares

(including any such reclassification in connection with a

consolidation or merger in which the Company is the

continuing or surviving corporation), except as otherwise provided in this Section 11(a), the Purchase Price in effect at the time of the record date for such dividend or of the

effective date of such subdivision, combination or

reclassification, and the number and kind of shares of

capital stock issuable on such date, shall be

proportionately adjusted so that the holder of any Right

exercised after such time shall be entitled to receive the

aggregate number and kind of shares of capital stock which,

if such Right had been exercised immediately prior to such

date and at a time when the Preferred Shares transfer books

of the Company were open, he would have owned upon such

exercise and been entitled to receive by virtue of such

dividend, subdivision, combination or reclassification;

provided, however, that in no event shall the consideration
- - --------  -------
to be paid upon the exercise of one Right be less than the

aggregate par value of the shares of capital stock of the

Company issuable upon exercise of one Right.


     (ii)     Subject to Section 24 of this Agreement, in

the event any Person becomes an Acquiring Person, each

holder of a Right shall thereafter have a right to receive,

upon exercise thereof at a price equal to the then current

Purchase Price multiplied by the number of one one-

hundredths of a Preferred Share for which a Right is then

exercisable, in accordance with the terms of this Agreement

and in lieu of Preferred Shares, such number of Common

Shares of the Company as shall equal the result obtained by

(x) multiplying the then current Purchase Price by the

number of one one-hundredths of a Preferred Share for which

a Right is then exercisable and dividing that product by (y)

50% of the then current per share market price of the

Company's Common Shares (determined pursuant to Section

11(d) hereof) on the date of the occurrence of such event.

In the event that any Person shall become an Acquiring

Person and the Rights shall then be outstanding, the Company shall not take any action which would eliminate or diminish

the benefits intended to be afforded by the Rights.


         From and after the occurrence of such event, any

Rights that are or were acquired or beneficially owned by

any Acquiring Person (or any Associate or Affiliate of such

Acquiring Person) shall be void and any holder of such

Rights shall thereafter have no right to exercise such

Rights under any provision of this Agreement.  No Right

Certificate shall be issued pursuant to Section 3 that

represents Rights beneficially owned by an Acquiring Person

whose Rights would be void pursuant to the preceding

sentence or any Associate or Affiliate thereof; no Right

Certificate shall be issued at any time upon the transfer of any Rights to an Acquiring Person whose Rights would be void pursuant to the preceding sentence or any Associate or

Affiliate thereof or to any nominee of such Acquiring

Person, Associate or Affiliate; and any Right Certificate

delivered to the Rights Agent for transfer to an Acquiring

Person whose Rights would be void pursuant to the preceding

sentence shall be cancelled.

    (iii)     In the event that there shall not be suf-

ficient Common Shares issued but not outstanding or autho-

rized but unissued to permit the exercise in full of the

Rights in accordance with the foregoing subparagraph (ii),

the Company shall take all such action as may be necessary

to authorize additional Common Shares for issuance upon

exercise of the Rights.  In the event the Company shall,

after good faith effort, be unable to take all such action

as may be necessary to authorize such additional Common

Shares, the Company shall substitute, for each Common Share

that would otherwise be issuable upon exercise of a Right, a number of Preferred Shares or fraction thereof such that the current per share market price of one Preferred Share

multiplied by such number or fraction is equal to the

current per share market price of one Common Share as of the date of issuance of such Preferred Shares or fraction

thereof.

         (b)  In case the Company shall fix a record date

for the issuance of rights, options or warrants to all hold-

ers of Preferred Shares entitling them (for a period

expiring within 45 calendar days after such record date) to

subscribe for or purchase Preferred Shares (or shares having the same rights, privileges and preferences as the Preferred

Shares ("equivalent preferred shares")) or securities convertible into Preferred Shares or equivalent preferred shares at a price per Preferred Share or equivalent

preferred share (or having a conversion price per share, if

a security convertible into Preferred Shares or equivalent

preferred shares) less than the then current per share

market price of the Preferred Shares (as defined in Section

11(d)) on such record date, the Purchase Price to be in

effect after such record date shall be determined by

multiplying the Purchase Price in effect immediately prior

to such record date by a fraction, the numerator of which

shall be the number of Preferred Shares outstanding on such

record date plus the number of Preferred Shares which the

aggregate offering price of the total number of Preferred

Shares and/or equivalent preferred shares so to be offered

(and/or the aggregate initial conversion price of the

convertible securities so to be offered) would purchase at

such current market price and the denominator of which shall be the number of Preferred Shares outstanding on such record date plus the number of additional Preferred Shares and/or

equivalent preferred shares to be offered for subscription

or purchase (or into which the convertible securities so to

be offered are initially convertible); provided, however,

that in no event shall the consideration to be paid upon the exercise of one Right be less than the aggregate par value

of the shares of capital stock of the Company issuable upon

exercise of one Right.  In case such subscription price may

be paid in a consideration part or all of which shall be in a form other than cash, the value of such consideration shall be as determined in good faith by the Board of

Directors of the Company, whose determination shall be

described in a statement filed with the Rights Agent.

Preferred Shares owned by or held for the account of the

Company shall not be deemed outstanding for the purpose of

any such computation.  Such adjustment shall be made suc-

cessively whenever such a record date is fixed; and in the

event that such rights, options or warrants are not so is-

sued, the Purchase Price shall be adjusted to be the

Purchase Price which would then be in effect if such record

date had not been fixed.

         (c)  In case the Company shall fix a record date

for the making of a distribution to all holders of the Pre-

ferred Shares (including any such distribution made in con-

nection with a consolidation or merger in which the Company

is the continuing or surviving corporation) of evidences of

indebtedness or assets (other than a regular quarterly cash

dividend or a dividend payable in Preferred Shares) or sub-

scription rights or warrants (excluding those referred to in

Section 11(b) hereof), the Purchase Price to be in effect

after such record date shall be determined by multiplying

the Purchase Price in effect immediately prior to such

record date by a fraction, the numerator of which shall be

the then current per share market price of the Preferred

Shares on such record date, less the fair market value (as determined in good faith by the Board of Directors of the

Company, whose determination shall be described in a state-

ment filed with the Rights Agent) of the portion of the as-

sets or evidences of indebtedness so to be distributed or of such subscription rights or warrants applicable to one

Preferred Share and the denominator of which shall be such

current per share market price of the Preferred Shares;

provided, however, that in no event shall the consideration
- - --------  -------
to be paid upon the exercise of one Right be less than the

aggregate par value of the shares of capital stock of the

Company to be issued upon exercise of one Right.  Such

adjustments shall be made successively whenever such a

record date is fixed; and in the event that such

distribution is not so made, the Purchase Price shall again

be adjusted to be the Purchase Price which would then be in

effect if such record date had not been fixed.

         (d)  (i)  For the purpose of any computation here-

under, the "current per share market price" of any security

(a "Security" for the purpose of this Section 11(d)(i)) on

any date shall be deemed to be the average of the daily

closing prices per share of such Security for the 30

consecutive Trading Days (as such term is hereinafter

defined) immediately prior to such date; provided, however,
                                         --------  -------
that in the event that the current per share market price of the Security is determined during a period following the an-

nouncement by the issuer of such Security of (A) a dividend

                              -25-
or distribution on such Security payable in shares of such

Security or securities convertible into such shares, or (B)

any subdivision, combination or reclassification of such

Security and prior to the expiration of 30 Trading Days

after the ex-dividend date for such dividend or

distribution, or the record date for such subdivision,

combination or reclassification, then, and in each such

case, the current per share market price shall be

appropriately adjusted to reflect the current market price

per share equivalent of such Security.  The closing price

for each day shall be the last sale price, regular way, or,

in case no such sale takes place on such day, the average of the closing bid and asked prices, regular way, in either

case as reported in the principal consolidated transaction

reporting system with respect to securities listed or

admitted to trading on the New York Stock Exchange or, if

the Security is not listed or admitted to trading on the New

York Stock Exchange, as reported in the principal

consolidated transaction reporting system with respect to

securities listed on the principal national securities

exchange on which the Security is listed or admitted to

trading or, if the Security is not listed or admitted to

trading on any national securities exchange, the last quoted price or, if not so quoted, the average of the high bid and

low asked prices in the over-the-counter market, as reported by the National Association of Securities Dealers, Inc.

Automated Quotations System ("NASDAQ") or such other system

                              -26-

then in use, or, if on any such date the Security is not

quoted by any such organization, the average of the closing

bid and asked prices as furnished by a professional market

maker making a market in the Security selected by the Board

of Directors of the Company.  The term "Trading Day" shall

mean a day on which the principal national securities

exchange on which the Security is listed or admitted to

trading is open for the transaction of business or, if the

Security is not listed or admitted to trading on any

national securities exchange, a Business Day.

     (ii)     For the purpose of any computation hereunder,

the "current per share market price" of the Preferred Shares shall be determined in accordance with the method set forth

in Section 11(d)(i).  If the Preferred Shares are not pub-

licly traded, the "current per share market price" of the

Preferred Shares shall be conclusively deemed to be the cur-

rent per share market price of the Common Shares as deter-

mined pursuant to Section 11(d)(i) (appropriately adjusted

to reflect any stock split, stock dividend or similar

transaction occurring after the date hereof), multiplied by

one hundred.  If neither the Common Shares nor the Preferred

Shares are publicly held or so listed or traded, "current

per share market price" shall mean the fair value per share

as determined in good faith by the Board of Directors of the

Company, whose determination shall be described in a

statement filed with the Rights Agent.

         (e)  No adjustment in the Purchase Price shall be

required unless such adjustment would require an increase or decrease of at least 1% in the Purchase Price; provided,
                                               --------
however, that any adjustments which by reason of this
- - -------
Section 11(e) are not required to be made shall be carried

forward and taken into account in any subsequent adjustment.

All calculations under this Section 11 shall be made to the

nearest cent or to the nearest one one-millionth of a

Preferred Share or one ten-thousandth of any other share or

security as the case may be.  Notwithstanding the first

sentence of this Section 11(e), any adjustment required by

this Section 11 shall be made no later than the earlier of

(i) three years from the date of the transaction which

requires such adjustment or (ii) the date of the expiration

of the right to exercise any Rights.

         (f)  If as a result of an adjustment made pursuant

to Section 11(a) hereof, the holder of any Right thereafter

exercised shall become entitled to receive any shares of

capital stock of the Company other than Preferred Shares,

thereafter the number of such other shares so receivable

upon exercise of any Right shall be subject to adjustment

from time to time in a manner and on terms as nearly

equivalent as practicable to the provisions with respect to

the Preferred Shares contained in Section 11(a) through (c),

inclusive, and the provisions of Sections 7, 9, 10 and 13

                              -28-
with respect to the Preferred Shares shall apply on like

terms to any such other shares.

         (g)  All Rights originally issued by the Company

subsequent to any adjustment made to the Purchase Price

hereunder shall evidence the right to purchase, at the

adjusted Purchase Price, the number of one one-hundredths of a Preferred Share purchasable from time to time hereunder

upon exercise of the Rights, all subject to further adjust-

ment as provided herein.

         (h)  Unless the Company shall have exercised its

election as provided in Section 11(i), upon each adjustment

of the Purchase Price as a result of the calculations made

in Sections 11(b) and (c), each Right outstanding

immediately prior to the making of such adjustment shall

thereafter evidence the right to purchase, at the adjusted

Purchase Price, that number of one one-hundredths of a

Preferred Share (calculated to the nearest one one-millionth of a Preferred Share) obtained by (i) multiplying (x) the

number of one one-hundredths of a share covered by a Right

immediately prior to this adjustment by (y) the Purchase

Price in effect immediately prior to such adjustment of the

Purchase Price and (ii) dividing the product so obtained by

the Purchase Price in effect immediately after such

adjustment of the Purchase Price.

         (i)  The Company may elect on or after the date of

any adjustment of the Purchase Price to adjust the number of

Rights, in substitution for any adjustment in the number of

one one-hundredths of a Preferred Share purchasable upon the exercise of a Right.  Each of the Rights outstanding after

such adjustment of the number of Rights shall be exercisable for the number of one one-hundredths of a Preferred Share

for which a Right was exercisable immediately prior to such

adjustment.  Each Right held of record prior to such adjust-

ment of the number of Rights shall become that number of

Rights (calculated to the nearest one ten-thousandth)

obtained by dividing the Purchase Price in effect

immediately prior to adjustment of the Purchase Price by the

Purchase Price in effect immediately after adjustment of the

Purchase Price.  The Company shall make a public

announcement of its election to adjust the number of Rights,

indicating the record date for the adjustment, and, if known at the time, the amount of the adjustment to be made.  This

record date may be the date on which the Purchase Price is

adjusted or any day thereafter, but, if the Right

Certificates have been issued, shall be at least 10 days

later than the date of the public announcement.  If Right

Certificates have been issued, upon each adjustment of the

number of Rights pursuant to this Section 11(i), the Company shall, as promptly as practicable, cause to be distributed

to holders of record of Right Certificates on such record

date Right Certificates evidencing, subject to Section 14 hereof, the additional Rights to which such holders shall be entitled as a result of such adjustment, or, at the option

of the Company, shall cause to be distributed to such

holders of record in substitution and replacement for the

Right Certificates held by such holders prior to the date of adjustment, and upon surrender thereof, if required by the

Company, new Right Certificates evidencing all the Rights to which such holders shall be entitled after such adjustment.

Right Certificates so to be distributed shall be issued,

executed and countersigned in the manner provided for herein and shall be registered in the names of the holders of

record of Right Certificates on the record date specified in the public announcement.


         (j)  Irrespective of any adjustment or change in

the Purchase Price or the number of one one-hundredths of a

Preferred Share issuable upon the exercise of the Rights,

the Right Certificates theretofore and thereafter issued may continue to express the Purchase Price and the number of one one-hundredths of a Preferred Share which were expressed in

the initial Right Certificates issued hereunder.

         (k)  Before taking any action that would cause an

adjustment reducing the Purchase Price below one one-

hundredth of the then par value, if any, of the Preferred

Shares issuable upon exercise of the Rights, the Company

shall take any corporate action which may, in the opinion of its counsel, be necessary in order that the Company may val-idly and legally issue fully paid and nonassessable

Preferred Shares at such adjusted Purchase Price.

         (l)  In any case in which this Section 11 shall

require that an adjustment in the Purchase Price be made ef-

fective as of a record date for a specified event, the Com-

pany may elect to defer until the occurrence of such event

the issuing to the holder of any Right exercised after such

record date of the Preferred Shares and other capital stock

or securities of the Company, if any, issuable upon such ex-

ercise over and above the Preferred Shares and other capital stock or securities of the Company, if any, issuable upon

such exercise on the basis of the Purchase Price in effect

prior to such adjustment; provided, however, that the
                          --------  -------
Company shall deliver to such holder a due bill or other ap-

propriate instrument evidencing such holder's right to

receive such additional shares upon the occurrence of the

event requiring such adjustment.

         (m)  Anything in this Section 11 to the contrary

notwithstanding, the Company shall be entitled to make such

reductions in the Purchase Price, in addition to those ad-

justments expressly required by this Section 11, as and to

the extent that it in its sole discretion shall determine to be advisable in order that any consolidation or subdivision

of the Preferred Shares, issuance wholly for cash of any

Preferred Shares at less than the current market price,

issuance wholly for cash of Preferred Shares or securities which by their terms are convertible into or exchangeable for Preferred Shares, dividends on Preferred Shares payable

in Preferred Shares or issuance of rights, options or

warrants referred to hereinabove in Section 11(b), hereafter made by the Company to holders of its Preferred Shares shall not be taxable to such stockholders.

         (n)  In the event that at any time after the date

of this Agreement and prior to the Distribution Date, the

Company shall (i) declare or pay any dividend on the Common

Shares payable in Common Shares or (ii) effect a

subdivision, combination or consolidation of the Common

Shares (by reclassification or otherwise than by payment of

dividends in Common Shares) into a greater or lesser number

of Common Shares, then in any such case (A) the number of

one one-hundredths of a Preferred Share purchasable after

such event upon proper exercise of each Right shall be

determined by multiplying the number of one one-hundredths

of a Preferred Share so purchasable immediately prior to

such event by a fraction, the numerator of which is the

number of Common Shares outstanding immediately before such

event and the denominator of which is the number of Common

Shares outstanding immediately after such event, and (B)

each Common Share outstanding immediately after such event

shall have issued with respect to it that number of Rights

which each Common Share outstanding immediately prior to

such event had issued with respect to it. The adjustments provided for in this Section 11(n) shall be made successively whenever such a dividend is declared or paid or such a subdivision, combination or consolidation is

effected.

         Section 12.  Certificate of Adjusted Purchase
                      --------------------------------
Price or Number of Shares.  Whenever an adjustment is made
- - -------------------------
as provided in Section 11 or 13 hereof, the Company shall

promptly (a) prepare a certificate setting forth such

adjustment, and a brief statement of the facts accounting

for such adjustment, (b) file with the Rights Agent and with each transfer agent for the Common Shares or the Preferred

Shares a copy of such certificate and (c) mail a brief

summary thereof to each holder of a Right Certificate in

accordance with Section 25 hereof.

         Section 13.  Consolidation, Merger or Sale or
                      --------------------------------
Transfer of Assets or Earning Power.  In the event, directly
- - -----------------------------------
or indirectly, at any time after a Person has become an Ac-

quiring Person, (a) the Company shall consolidate with, or

merge with and into, any other Person, (b) any Person shall

consolidate with the Company, or merge with and into the

Company and the Company shall be the continuing or surviving corporation of such merger and, in connection with such

merger, all or part of the Common Shares shall be changed

into or exchanged for stock or other securities of any other

Person (or the Company) or cash or any other property, or

(c) the Company shall sell or otherwise transfer (or one or more of its Subsidiaries shall sell or otherwise transfer),

in one or more transactions, assets or earning power

aggregating 50% or more of the assets or earning power of

the Company and its Subsidiaries (taken as a whole) to any

other Person other than the Company or one or more of its

wholly-owned Subsidiaries, then, and in each such case,

proper provision shall be made so that (i) each holder of a

Right (except as otherwise provided herein) shall thereafter have the right to receive, upon the exercise thereof at a

price equal to the then current Purchase Price multiplied by the number of one one-hundredths of a Preferred Share for

which a Right is then exercisable, in accordance with the

terms of this Agreement and in lieu of Preferred Shares,

such number of Common Shares of such other Person (including the Company as successor thereto or as the surviving

corporation) as shall equal the result obtained by (A)

multiplying the then current Purchase Price by the number of one one-hundredths of a Preferred Share for which a Right is then exercisable and dividing that product by (B) 50% of the then current per share market price of the Common Shares of

such other Person (determined pursuant to Section 11(d)

hereof) on the date of consummation of such consolidation,

merger, sale or transfer; (ii) the issuer of such Common

Shares shall thereafter be liable for, and shall assume, by

virtue of such consolidation, merger, sale or transfer, all

the obligations and duties of the Company pursuant to this

Agreement; (iii) the term "Company" shall thereafter be deemed to refer to such issuer; and (iv) such issuer shall take such steps (including, but not limited to, the

reservation of a sufficient number of its Common Shares in

accordance with Section 9 hereof) in connection with such

consummation as may be necessary to assure that the provi-

sions hereof shall thereafter be applicable, as nearly as

reasonably may be, in relation to the Common Shares thereaf-

ter deliverable upon the exercise of the Rights.  The

Company shall not consummate any such consolidation, merger,

sale or transfer unless prior thereto the Company and such

issuer shall have executed and delivered to the Rights Agent a supplemental agreement so providing.  The Company shall

not enter into any transaction of the kind referred to in

this Section 13 if at the time of such transaction there are any rights, warrants, instruments or securities outstanding

or any agreements or arrangements which, as a result of the

consummation of such transaction, would eliminate or

substantially diminish the benefits intended to be afforded

by the Rights.  The provisions of this Section 13 shall

similarly apply to successive mergers or consolidations or

sales or other transfers.

         Section 14.  Fractional Rights and Fractional
                      --------------------------------
Shares.  (a)  The Company shall not be required to issue
- - ------
fractions of Rights or to distribute Right Certificates

which evidence fractional Rights.  In lieu of such

fractional Rights, there shall be paid to the registered holders of the Right Certificates with regard to which such fractional Rights would otherwise be issuable, an amount in

cash equal to the same fraction of the current market value

of a whole Right.  For the purposes of this Section 14(a),

the current market value of a whole Right shall be the

closing price of the Rights for the Trading Day immediately

prior to the date on which such fractional Rights would have been otherwise issuable.  The closing price for any day

shall be the last sale price, regular way, or, in case no

such sale takes place on such day, the average of the

closing bid and asked prices, regular way, in either case as reported in the principal consolidated transaction reporting system with respect to securities listed or admitted to

trading on the New York Stock Exchange or, if the Rights are not listed or admitted to trading on the New York Stock

Exchange, as reported in the principal consolidated

transaction reporting system with respect to securities

listed on the principal national securities exchange on

which the Rights are listed or admitted to trading or, if

the Rights are not listed or admitted to trading on any

national securities exchange, the last quoted price or, if

not so quoted, the average of the high bid and low asked

prices in the over-the-counter market, as reported by NASDAQ or such other system then in use or, if on any such date the

Rights are not quoted by any such organization, the average

of the closing bid and asked prices as furnished by a

professional market maker making a market in the Rights se-lected by the Board of Directors of the Company. If on any such date no such market maker is making a market in the

Rights, the fair value of the Rights on such date as deter-

mined in good faith by the Board of Directors of the Company shall be used.

         (b)  The Company shall not be required to issue

fractions of Preferred Shares (other than fractions which

are integral multiples of one one-hundredth of a Preferred

Share) upon exercise of the Rights or to distribute

certificates which evidence fractional Preferred Shares

(other than fractions which are integral multiples of one

one-hundredth of a Preferred Share).  Fractions of Preferred

Shares in integral multiples of one one-hundredth of a

Preferred Share may, at the election of the Company, be

evidenced by depositary receipts, pursuant to an appropriate agreement between the Company and a depositary selected by

it; provided, that such agreement shall provide that the
    --------
holders of such depositary receipts shall have all the

rights, privileges and preferences to which they are

entitled as beneficial owners of the Preferred Shares

represented by such depositary receipts.  In lieu of

fractional Preferred Shares that are not integral multiples

of one one-hundredth of a Preferred Share, the Company shall pay to the registered holders of Right Certificates at the

time such Rights are exercised as herein provided an amount

in cash equal to the same fraction of the current market value of one Preferred Share. For the purposes of this

Section 14(b), the current market value of a Preferred Share shall be the closing price of a Preferred Share (as

determined pursuant to the second sentence of Section

11(d)(i) hereof) for the Trading Day immediately prior to

the date of such exercise.

         (c)  The holder of a Right by the acceptance of

the Right expressly waives his right to receive any

fractional Rights or any fractional shares upon exercise of

a Right (except as provided above).


         Section 15.  Rights of Action.  All rights of ac-
                      ----------------
tion in respect of this Agreement, excepting the rights of

action given to the Rights Agent under Section 18 hereof,

are vested in the respective registered holders of the Right

Certificates (and, prior to the Distribution Date, the

registered holders of the Common Shares); and any registered holder of any Right Certificate (or, prior to the Distribu-

tion Date, of the Common Shares), without the consent of the

Rights Agent or of the holder of any other Right Certificate

(or, prior to the Distribution Date, of the Common Shares),

may, in his own behalf and for his own benefit, enforce, and may institute and maintain any suit, action or proceeding

against the Company to enforce, or otherwise act in respect

of, his right to exercise the Rights evidenced by such Right

Certificate in the manner provided in such Right Certificate and in this Agreement. Without limiting the foregoing or any remedies available to the holders of Rights, it is specifically acknowledged that the holders of Rights would

not have an adequate remedy at law for any breach of this

Agreement and will be entitled to specific performance of

the obligations under, and injunctive relief against actual

or threatened violations of the obligations of any Person

subject to, this Agreement.

         Section 16.  Agreement of Right Holders.  Every
                      --------------------------
holder of a Right, by accepting the same, consents and

agrees with the Company and the Rights Agent and with every

other holder of a Right that:

         (a)  prior to the Distribution Date, the Rights

will be transferable only in connection with the transfer of the Common Shares;

         (b)  after the Distribution Date, the Right Cer-

tificates are transferable only on the registry books of the

Rights Agent if surrendered at the principal office of the

Rights Agent, duly endorsed or accompanied by a proper in-

strument of transfer; and

         (c)  the Company and the Rights Agent may deem and

treat the person in whose name the Right Certificate (or,

prior to the Distribution Date, the associated Common Shares certificate) is registered as the absolute owner thereof and of the Rights evidenced thereby (notwithstanding any nota-

tions of ownership or writing on the Right Certificates or the associated Common Shares certificate made by anyone other than the Company or the Rights Agent) for all purposes whatsoever, and neither the Company nor the Rights Agent

shall be affected by any notice to the contrary.

         Section 17.  Right Certificate Holder Not Deemed a
                      -------------------------------------
Stockholder.  No holder, as such, of any Right Certificate
- - -----------
shall be entitled to vote, receive dividends or be deemed

for any purpose the holder of the Preferred Shares or any

other securities of the Company which may at any time be

issuable on the exercise of the Rights represented thereby,

nor shall anything contained herein or in any Right

Certificate be construed to confer upon the holder of any

Right Certificate, as such, any of the rights of a

stockholder of the Company or any right to vote for the

election of directors or upon any matter submitted to

stockholders at any meeting thereof, or to give or withhold

consent to any corporate action, or to receive notice of

meetings or other actions affecting stockholders (except as

provided in Section 25 hereof), or to receive dividends or

subscription rights, or otherwise, until the Right or Rights evidenced by such Right Certificate shall have been

exercised in accordance with the provisions hereof.

         Section 18.  Concerning the Rights Agent.  The
                      ---------------------------

Company agrees to pay to the Rights Agent reasonable

compensation for all services rendered by it hereunder and,

from time to time, on demand of the Rights Agent, its reasonable expenses and counsel fees and other disbursements incurred in the administration and execution of this Agree-

ment and the exercise and performance of its duties

hereunder.  The Company also agrees to indemnify the Rights

Agent for, and to hold it harmless against, any loss, li-

ability, or expense, incurred without negligence, bad faith

or willful misconduct on the part of the Rights Agent, for

anything done or omitted by the Rights Agent in connection

with the acceptance and administration of this Agreement,

including the costs and expenses of defending against any

claim of liability in the premises.

         The Rights Agent shall be protected and shall

incur no liability for, or in respect of any action taken,

suffered or omitted by it in connection with, its

administration of this Agreement in reliance upon any Right

Certificate or certificate for the Preferred Shares or

Common Shares or for other securities of the Company,

instrument of assignment or transfer, power of attorney,

endorsement, affidavit, letter, notice, direction, consent,

certificate, statement, or other paper or document believed

by it to be genuine and to be signed, executed and, where

necessary, verified or acknowledged, by the proper person or persons, or otherwise upon the advice of counsel as set

forth in Section 20 hereof.

         Section 19.  Merger or Consolidation or Change of
                      -----------------------------------
Name of Rights Agent.  Any corporation into which the Rights
- - --------------------

Agent or any successor Rights Agent may be merged or with

which it may be consolidated, or any corporation resulting

from any merger or consolidation to which the Rights Agent

or any successor Rights Agent shall be a party, or any

corporation succeeding to the stock transfer or corporate

trust powers of the Rights Agent or any successor Rights

Agent, shall be the successor to the Rights Agent under this

Agreement without the execution or filing of any paper or

any further act on the part of any of the parties hereto;

provided, that such corporation would be eligible for

appointment as a successor Rights Agent under the provisions of Section 21 hereof.  In case at the time such successor

Rights Agent shall succeed to the agency created by this

Agreement, any of the Right Certificates shall have been

countersigned but not delivered, any such successor Rights

Agent may adopt the countersignature of the predecessor

Rights Agent and deliver such Right Certificates so

countersigned; and in case at that time any of the Right

Certificates shall not have been countersigned, any

successor Rights Agent may countersign such Right

Certificates either in the name of the predecessor Rights

Agent or in the name of the successor Rights Agent; and in

all such cases such Right Certificates shall have the full

force provided in the Right Certificates and in this

Agreement.

         In case at any time the name of the Rights Agent

shall be changed and at such time any of the Right Certifi-

cates shall have been countersigned but not delivered, the

Rights Agent may adopt the countersignature under its prior

name and deliver Right Certificates so countersigned; and in case at that time any of the Right Certificates shall not

have been countersigned, the Rights Agent may countersign

such Right Certificates either in its prior name or in its

changed name; and in all such cases such Right Certificates

shall have the full force provided in the Right Certificates and in this Agreement.

         Section 20.  Duties of Rights Agent.  The Rights
                      ----------------------
Agent undertakes the duties and obligations imposed by this

Agreement upon the following terms and conditions, by all of which the Company and the holders of Right Certificates, by

their acceptance thereof, shall be bound:

         (a)  The Rights Agent may consult with legal coun-

sel (who may be legal counsel for the Company), and the

opinion of such counsel shall be full and complete

authorization and protection to the Rights Agent as to any

action taken or omitted by it in good faith and in

accordance with such opinion.

         (b)  Whenever in the performance of its duties un-

der this Agreement the Rights Agent shall deem it necessary

or desirable that any fact or matter be proved or established by the Company prior to taking or suffering any action hereunder, such fact or matter (unless other evidence in respect thereof be herein specifically prescribed) may be deemed to be conclusively proved and established by a

certificate signed by any one of the Chairman of the Board,

the Chief Executive Officer, the President, any Vice

President, the Treasurer or the Secretary of the Company and

delivered to the Rights Agent; and such certificate shall be full authorization to the Rights Agent for any action taken

or suffered in good faith by it under the provisions of this

Agreement in reliance upon such certificate.

         (c)  The Rights Agent shall be liable hereunder to

the Company and any other Person only for its own

negligence, bad faith or willful misconduct.

         (d)  The Rights Agent shall not be liable for or

by reason of any of the statements of fact or recitals

contained in this Agreement or in the Right Certificates

(except its countersignature thereof) or be required to

verify the same, but all such statements and recitals are

and shall be deemed to have been made by the Company only.

         (e)  The Rights Agent shall not be under any re-

sponsibility in respect of the validity of this Agreement or the execution and delivery hereof (except the due execution

hereof by the Rights Agent) or in respect of the validity or execution of any Right Certificate (except its countersigna-ture thereof); nor shall it be responsible for any breach by the Company of any covenant or condition contained in this

Agreement or in any Right Certificate; nor shall it be re-

sponsible for any change in the exercisability of the Rights

(including the Rights becoming void pursuant to Section

11(a)(ii) hereof) or any adjustment in the terms of the

Rights (including the manner, method or amount thereof) pro-

vided for in Section 3, 11, 13, 23 or 24, or the

ascertaining of the existence of facts that would require

any such change or adjustment (except with respect to the

exercise of Rights evidenced by Right Certificates after

actual notice that such change or adjustment is required);

nor shall it by any act hereunder be deemed to make any

representation or warranty as to the authorization or

reservation of any Preferred Shares to be issued pursuant to this Agreement or any Right Certificate or as to whether any

Preferred Shares will, when issued, be validly authorized

and issued, fully paid and nonassessable.

         (f)  The Company agrees that it will perform, ex-

ecute, acknowledge and deliver or cause to be performed, ex-

ecuted, acknowledged and delivered all such further and

other acts, instruments and assurances as may reasonably be

required by the Rights Agent for the carrying out or

performing by the Rights Agent of the provisions of this

Agreement.

         (g)  The Rights Agent is hereby authorized and di-

rected to accept instructions with respect to the

performance of its duties hereunder from any one of the

Chairman of the Board, the Chief Executive Officer, the

President, any Vice President, the Secretary or the

Treasurer of the Company, and to apply to such officers for

advice or instructions in connection with its duties, and it shall not be liable for any action taken or suffered by it

in good faith in accordance with instructions of any such

officer or for any delay in acting while waiting for those

instructions.

         (h)  The Rights Agent and any stockholder, direc-

tor, officer or employee of the Rights Agent may buy, sell

or deal in any of the Rights or other securities of the

Company or become pecuniarily interested in any transaction

in which the Company may be interested, or contract with or

lend money to the Company or otherwise act as fully and

freely as though it were not Rights Agent under this

Agreement.  Nothing herein shall preclude the Rights Agent

from acting in any other capacity for the Company or for any other legal entity.

         (i)  The Rights Agent may execute and exercise any

of the rights or powers hereby vested in it or perform any

duty hereunder either itself or by or through its attorneys

or agents, and the Rights Agent shall not be answerable or

accountable for any act, default, neglect or misconduct of any such attorneys or agents or for any loss to the Company resulting from any such act, default, neglect or misconduct,

provided reasonable care was exercised in the selection and

continued employment thereof.

         Section 21.  Change of Rights Agent.  The Rights
                      ----------------------
Agent or any successor Rights Agent may resign and be dis-

charged from its duties under this Agreement upon 30 days'

notice in writing mailed to the Company and to each transfer agent of the Common Shares or Preferred Shares by registered or certified mail, and to the holders of the Right Certifi-

cates by first-class mail.  The Company may remove the

Rights Agent or any successor Rights Agent upon 30 days'

notice in writing, mailed to the Rights Agent or successor

Rights Agent, as the case may be, and to each transfer agent of the Common Shares or Preferred Shares by registered or

certified mail, and to the holders of the Right Certificates by first-class mail.  If the Rights Agent shall resign or be removed or shall otherwise become incapable of acting, the

Company shall appoint a successor to the Rights Agent.  If

the Company shall fail to make such appointment within a pe-

riod of 30 days after giving notice of such removal or after it has been notified in writing of such resignation or inca-

pacity by the resigning or incapacitated Rights Agent or by

the holder of a Right Certificate (who shall, with such no-

tice, submit his Right Certificate for inspection by the

Company), then the registered holder of any Right

Certificate may apply to any court of competent jurisdiction for the appointment of a new Rights Agent.  Any successor

Rights Agent, whether appointed by the Company or by such a

court, shall be a corporation organized and doing business

under the laws of the United States or of the State of New

York (or of any other state of the United States so long as

such corporation is authorized to do business as a banking

institution in the State of New York), in good standing,

having an office in the State of New York, which is

authorized under such laws to exercise corporate trust or

stock transfer powers and is subject to supervision or

examination by federal or state authority and which has at

the time of its appointment as Rights Agent a combined

capital and surplus of at least $50 million.  After

appointment, the successor Rights Agent shall be vested with the same powers, rights, duties and responsibilities as if

it had been originally named as Rights Agent without further act or deed; but the predecessor Rights Agent shall deliver

and transfer to the successor Rights Agent any property at

the time held by it hereunder, and execute and deliver any

further assurance, conveyance, act or deed necessary for the purpose.  Not later than the effective date of any such ap-

pointment the Company shall file notice thereof in writing

with the predecessor Rights Agent and each transfer agent of the Common Shares or Preferred Shares, and mail a notice

thereof in writing to the registered holders of the Right

Certificates. Failure to give any notice provided for in this Section 21, however, or any defect therein, shall not affect the legality or validity of the resignation or

removal of the Rights Agent or the appointment of the

successor Rights Agent, as the case may be.

         Section 22.  Issuance of New Right Certificates.

Notwithstanding any of the provisions of this Agreement or

of the Rights to the contrary, the Company may, at its

option, issue new Right Certificates evidencing Rights in

such form as may be approved by its Board of Directors to

reflect any adjustment or change in the Purchase Price and

the number or kind or class of shares or other securities or property purchasable under the Right Certificates made in

accordance with the provisions of this Agreement.

         Section 23.  Redemption.  (a)  The Board of Direc-

tors of the Company may, at its option, at any time prior to such time as any Person becomes an Acquiring Person, redeem

all but not less than all the then outstanding Rights at a

redemption price of $.001 per Right, appropriately adjusted

to reflect any stock split, stock dividend or similar

transaction occurring after the date hereof (such redemption price being hereinafter referred to as the "Redemption

Price").  The redemption of the Rights by the Board of

Directors may be made effective at such time, on such basis

and with such conditions as the Board of Directors in its

sole discretion may establish.

         (b)  Immediately upon the action of the Board of

Directors of the Company ordering the redemption of the

Rights pursuant to paragraph (a) of this Section 23, and

without any further action and without any notice, the right to exercise the Rights will terminate and the only right

thereafter of the holders of Rights shall be to receive the

Redemption Price.  The Company shall promptly give public

notice of any such redemption; provided, however, that the

failure to give, or any defect in, any such notice shall not affect the validity of such redemption.  Within 10 days

after such action of the Board of Directors ordering the

redemption of the Rights, the Company shall mail a notice of redemption to all the holders of the then outstanding Rights at their last addresses as they appear upon the registry

books of the Rights Agent or, prior to the Distribution

Date, on the registry books of the transfer agent for the

Common Shares.  Any notice which is mailed in the manner

herein provided shall be deemed given, whether or not the

holder receives the notice.  Each such notice of redemption

will state the method by which the payment of the Redemption

Price will be made.  Neither the Company nor any of its

Affiliates or Associates may redeem, acquire or purchase for value any Rights at any time in any manner other than that

specifically set forth in this Section 23 or in Section 24

hereof, and other than in connection with the purchase of

Common Shares prior to the Distribution Date.

         Section 24.  Exchange.  (a)  The Board of
                      --------
Directors of the Company may, at its option, at any time

after any Person becomes an Acquiring Person, exchange all

or part of the then outstanding and exercisable Rights

(which shall not include Rights that have become void

pursuant to the provisions of Section 11(a)(ii) hereof) for

Common Shares at an exchange ratio of one Common Share per

Right, appropriately adjusted to reflect any stock split,

stock dividend or similar transaction occurring after the

date hereof (such exchange ratio being hereinafter referred

to as the "Exchange Ratio").  Notwithstanding the foregoing,

the Board of Directors shall not be empowered to effect such exchange at any time after any Person (other than the

Company, any Subsidiary of the Company, any employee benefit plan of the Company or any such Subsidiary, or any entity

holding Common Shares for or pursuant to the terms of any

such plan), together with all Affiliates and Associates of

such Person, becomes the Beneficial Owner of 50% or more of

the Common Shares then outstanding.


         (b)  Immediately upon the action of the Board of

Directors of the Company ordering the exchange of any Rights pursuant to paragraph (a) of this Section 24 and without any further action and without any notice, the right to exercise such Rights shall terminate and the only right thereafter of a holder of such Rights shall be to receive that number of

Common Shares equal to the number of such Rights held by such holder multiplied by the Exchange Ratio. The Company shall promptly give public notice of any such exchange;

provided, however, that the failure to give, or any defect
- - --------  -------
in, such notice shall not affect the validity of such

exchange.  The Company promptly shall mail a notice of any

such exchange to all of the holders of such Rights at their

last addresses as they appear upon the registry books of the

Rights Agent.  Any notice which is mailed in the manner

herein provided shall be deemed given, whether or not the

holder receives the notice.  Each such notice of exchange

will state the method by which the exchange of the Common

Shares for Rights will be effected and, in the event of any

partial exchange, the number of Rights which will be

exchanged.  Any partial exchange shall be effected pro rata

based on the number of Rights (other than Rights which have

become void pursuant to the provisions of Section 11(a)(ii)

hereof) held by each holder of Rights.


         (c)  In the event that there shall not be suf-

ficient Common Shares issued but not outstanding or autho-

rized but unissued to permit any exchange of Rights as con-

templated in accordance with this Section 24, the Company

shall take all such action as may be necessary to authorize

additional Common Shares for issuance upon exchange of the

Rights.  In the event the Company shall, after good faith

effort, be unable to take all such action as may be

necessary to authorize such additional Common Shares, the

Company shall substitute, for each Common Share that would

otherwise be issuable upon exchange of a Right, a number of

Preferred Shares or fraction thereof such that the current

per share market price of one Preferred Share multiplied by

such number or fraction is equal to the current per share

market price of one Common Share as of the date of issuance

of such Preferred Shares or fraction thereof.

         (d)  The Company shall not be required to issue

fractions of Common Shares or to distribute certificates

which evidence fractional Common Shares.  In lieu of such

fractional Common Shares, the Company shall pay to the

registered holders of the Right Certificates with regard to

which such fractional Common Shares would otherwise be

issuable an amount in cash equal to the same fraction of the current market value of a whole Common Share.  For the

purposes of this paragraph (d), the current market value of

a whole Common Share shall be the closing price of a Common

Share (as determined pursuant to the second sentence of Sec-

tion 11(d)(i) hereof) for the Trading Day immediately prior

to the date of exchange pursuant to this Section 24.

         Section 25.  Notice of Certain Events.  (a) In
                      ------------------------
case the Company shall propose (i) to pay any dividend

payable in stock of any class to the holders of its

Preferred Shares or to make any other distribution to the

holders of its Preferred Shares (other than a regular

quarterly cash dividend), (ii) to offer to the holders of its Preferred Shares rights or warrants to subscribe for or to purchase any additional Preferred Shares or shares of

stock of any class or any other securities, rights or

options, (iii) to effect any reclassification of its

Preferred Shares (other than a reclassification involving

only the subdivision of outstanding Preferred Shares), (iv)

to effect any consolidation or merger into or with, or to

effect any sale or other transfer (or to permit one or more

of its Subsidiaries to effect any sale or other transfer),

in one or more transactions, of 50% or more of the assets or earning power of the Company and its Subsidiaries (taken as

a whole) to, any other Person, (v) to effect the

liquidation, dissolution or winding up of the Company, or

(vi) to declare or pay any dividend on the Common Shares

payable in Common Shares or to effect a subdivision,

combination or consolidation of the Common Shares (by

reclassification or otherwise than by payment of dividends

in Common Shares), then, in each such case, the Company

shall give to each holder of a Right Certificate, in

accordance with Section 26 hereof, a notice of such proposed action, which shall specify the record date for the purposes of such stock dividend, or distribution of rights or

warrants, or the date on which such reclassification,

consolidation, merger, sale, transfer, liquidation,

dissolution, or winding up is to take place and the date of

participation therein by the holders of the Common Shares

and/or Preferred Shares, if any such date is to be fixed, and such notice shall be so given in the case of any action covered by clause (i) or (ii) above at least 10 days prior

to the record date for determining holders of the Preferred

Shares for purposes of such action, and in the case of any

such other action, at least 10 days prior to the date of the taking of such proposed action or the date of participation

therein by the holders of the Common Shares and/or Preferred

Shares, whichever shall be the earlier.

         (b)  In case the event set forth in Section

11(a)(ii) hereof shall occur, then the Company shall as soon as practicable thereafter give to each holder of a Right

Certificate, in accordance with Section 26 hereof, a notice

of the occurrence of such event, which notice shall describe such event and the consequences of such event to holders of

Rights under Section 11(a)(ii) hereof.

         Section 26.  Notices.  Notices or demands autho-
                      -------
rized by this Agreement to be given or made by the Rights

Agent or by the holder of any Right Certificate to or on the

Company shall be sufficiently given or made if sent by

first-class mail, postage prepaid, addressed (until another

address is filed in writing with the Rights Agent) as fol-

lows:

              Forest Laboratories, Inc.
              150 East 58th Street
              New York, New York  10155
              Attention:  Secretary

Subject to the provisions of Section 21 hereof, any notice

or demand authorized by this Agreement to be given or made

by the Company or by the holder of any Right Certificate to

or on the Rights Agent shall be sufficiently given or made

if sent by first-class mail, postage prepaid, addressed

(until another address is filed in writing with the Company)

as follows:

              Chemical Bank
              450 West 33rd Street - 8th Floor
              New York, New York 10001
              Attention:  Vice President


Notices or demands authorized by this Agreement to be given

or made by the Company or the Rights Agent to the holder of

any Right Certificate shall be sufficiently given or made if sent by first-class mail, postage prepaid, addressed to such holder at the address of such holder as shown on the

registry books of the Company.

        Section 27.  Supplements and Amendments.  The Com-
                     --------------------------
pany may from time to time supplement or amend this Agree-

ment without the approval of any holders of Right

Certificates in order to cure any ambiguity, to correct or

supplement any provision contained herein which may be

defective or inconsistent with any other provisions herein,

or to make any other provisions with respect to the Rights

which the Company may deem necessary or desirable, any such

supplement or amendment to be evidenced by a writing signed

by the Company and the Rights Agent; provided, however, that
                                     --------  -------
from and after such time as any Person becomes an Acquiring

Person, this Agreement shall not be amended in any manner

which would adversely affect the interests of the holders of

Rights.  Without limiting the foregoing, the Company may at

any time prior to such time as any Person becomes an Acquir-

ing Person amend this Agreement to lower the thresholds set

forth in Sections 1(a) and 3(a) to not less than the greater of (i) the sum of .001% and the largest percentage of the

outstanding Common Shares then known by the Company to be

beneficially owned by any Person (other than the Company,

any Subsidiary of the Company, any employee benefit plan of

the Company or any Subsidiary of the Company, or any entity

holding Common Shares for or pursuant to the terms of any

such plan) and (ii) 10%.

        Section 28.  Successors.  All the covenants and
                     ----------
provisions of this Agreement by or for the benefit of the

Company or the Rights Agent shall bind and inure to the

benefit of their respective successors and assigns

hereunder.

         Section 29.  Benefits of this Agreement.  Nothing
                      --------------------------
in this Agreement shall be construed to give to any person

or corporation other than the Company, the Rights Agent and

the registered holders of the Right Certificates (and, prior to the Distribution Date, the Common Shares) any legal or

equitable right, remedy or claim under this Agreement; but

this Agreement shall be for the sole and exclusive benefit of the Company, the Rights Agent and the registered holders of the Right Certificates (and, prior to the Distribution

Date, the Common Shares).

         Section 30.  Severability.  If any term,
                      ------------
provision, covenant or restriction of this Agreement is held by a court of competent jurisdiction or other authority to

be invalid, void or unenforceable, the remainder of the

terms, provisions, covenants and restrictions of this

Agreement shall remain in full force and effect and shall in no way be affected, impaired or invalidated.

         Section 31.  Governing Law.  This Agreement and
                      -------------
each Right Certificate issued hereunder shall be deemed to

be a contract made under the laws of the State of New York

and for all purposes shall be governed by and construed in

accordance with the laws of such State applicable to

contracts to be made and performed entirely within such

State.

         Section 32.  Counterparts.  This Agreement may be
                      ------------
executed in any number of counterparts and each of such

counterparts shall for all purposes be deemed to be an

original, and all such counterparts shall together

constitute but one and the same instrument.

         Section 33.  Descriptive Headings.  Descriptive
                      --------------------
headings of the several Sections of this Agreement are in-serted for convenience only and shall not control or affect the meaning or construction of any of the provisions hereof.

         IN WITNESS WHEREOF, the parties hereto have caused

this Agreement to be duly executed and attested, all as of

the day and year first above written.


                                FOREST LABORATORIES, INC.

Attest:


By  --------------------         By --------------------
    Title:                          Title:



Attest:                         CHEMICAL BANK


By  --------------------         By  --------------------
    Title:                           Title:

PSHR

                                                  Exhibit A
                                                  ---------

                                   FORM

                                    of

                        CERTIFICATE OF DESIGNATIONS

                                    of

               SERIES A JUNIOR PARTICIPATING PREFERRED STOCK

                                    of

                         FOREST LABORATORIES, INC.

                      (Pursuant to Section 151 of the
                     Delaware General Corporation Law)


                      --------------------------------


          Forest Laboratories, Inc., a corporation organized and existing under the General Corporation Law of the State of Delaware (hereinafter called the "Corporation"), hereby certifies that the following resolution was adopted by the Board of Directors of the Corporation as required by
Section 151 of the General Corporation Law at a meeting duly called and held on September 30, 1994:


          RESOLVED, that pursuant to the authority granted to and vested in the Board of Directors of this Corporation (hereinafter called the "Board of Directors" or the "Board") in accordance with the provisions of the Certificate of Incorporation, the Board of Directors hereby creates a series of Preferred Stock, par value $1.00 per share (the "Preferred Stock"), of the Corporation and hereby states the designation and number of shares, and fixes the relative rights, preferences, and limitations thereof as follows:


          Series A Junior Participating Preferred Stock:

          Section 1.  Designation and Amount.  The shares of
                      ----------------------
such series shall be designated as "Series A Junior Participating Preferred Stock" (the "Series A Preferred Stock") and the number of shares constituting the Series A Preferred Stock shall be 500,000. Such number of shares may be increased or decreased by resolution of the Board of Directors; provided, that no
                                      --------
decrease shall reduce the number of shares of Series A
Preferred Stock to a number less than the number of shares then outstanding plus the number of shares reserved for issuance upon the exercise of outstanding options, rights or warrants or upon the conversion of any outstanding securities issued by the Corporation convertible into Series
A Preferred Stock.

          Section 2.  Dividends and Distributions.
                       ---------------------------
          (A) Subject to the rights of the holders of any shares of any series of Preferred Stock (or any similar stock) ranking prior and superior to the Series A
     Preferred Stock with respect to dividends, the holders of shares of Series A Preferred Stock, in preference to the holders of Common Stock, par value $.10 per share (the
     "Common Stock"), of the Corporation, and of any other junior stock, shall be entitled to receive, when, as and if declared by the Board of Directors out of funds legally available for the purpose, quarterly dividends payable in cash on the first day of March, June, September and December in each year (each such date being referred to herein as a "Quarterly Dividend Payment Date"), commencing on the first Quarterly Dividend Payment
     Date after the first issuance of a share or fraction of a share of Series A Preferred Stock, in an amount per share (rounded to the nearest cent) equal to the greater of (a) $1 or (b) subject to the provision for adjustment hereinafter set forth, 100 times the ag-gregate per share amount of all cash dividends, and 100 times the aggregate per share amount (payable in kind) of all non-cash dividends or other distributions, other than a dividend payable in shares of Common Stock or a subdivision of the outstanding shares of Common Stock (by reclassification or otherwise), declared on the Common Stock since the immediately preceding Quarterly Dividend Payment Date or, with respect to the first Quarterly Dividend Payment Date,since the first issuance of any share or fraction of a share of Series A Preferred Stock. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock
     (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under clause (b) of the preceding sentence shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstandingimmediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B) The Corporation shall declare a dividend or distribution on the Series A Preferred Stock as provided in paragraph (A) of this Section immediately after it declares a dividend or distribution on the Common Stock (other than a dividend payable in shares of Common Stock); provided that, in the event no dividend or distribution shall have been declared on the Common Stock during the period between any Quarterly Dividend Payment
     Date and the next subsequent Quarterly Dividend Payment Date, a dividend of $1 per share on the Series A Preferred Stock shall nevertheless be payable on such subsequent Quarterly Dividend Payment Date.

         (C)  Dividends shall begin to accrue and be
     cumulative on outstanding shares of Series A Preferred Stock from the Quarterly Dividend Payment Date next preceding the date of issue of such shares, unless the date of issue of such shares is prior to the record date for the first Quarterly Dividend Payment Date, in which case dividends on such shares shall begin to accrue from the date of issue of such shares, or unless the date of issue is a Quarterly Dividend Payment Date or is a date after the record date for the determination of holders of shares of Series A Preferred Stock entitled to receive a quarterly dividend and before such Quarterly Dividend Payment Date, in either of which events such dividends shall begin to accrue and be cumulative from such Quarterly Dividend Payment
     Date. Accrued but unpaid dividends shall not bear interest. Dividends paid on the shares of Series A Preferred Stock in an amount less than the total amount of such dividends at the time accrued and payable on such shares shall be allocated pro rata on a share-by-share basis among all such shares at the time outstanding. The Board of Directors may fix a record date for the determination of holders of shares of Series A Preferred Stock entitled to receive payment of a dividend or distribution declared thereon, which record date shall be not more than 60 days prior to the date fixed for the payment thereof.


          Section 3.  Voting Rights.  The holders of shares
                      -------------
of Series A Preferred Stock shall have the following voting rights:

          (A)  Subject to the provision for adjustment
     hereinafter set forth, each share of Series A Preferred Stock shall entitle the holder thereof to 100 votes on all matters submitted to a vote of the stockholders of the Corporation. In the event the Corporation shall at any time declare or pay any dividend on the Common
     Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the number of votes per share to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event shall be adjusted by multiplying such number by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

          (B) Except as otherwise provided herein, in any other Certificate of Designations creating a series of Preferred Stock or any similar stock, or by law, the holders of shares of Series A Preferred Stock and the holders of shares of Common Stock and any other capital stock of the Corporation having general voting rights shall vote together as one class on all matters submitted to a vote of stockholders of the Corporation.

          (C) Except as set forth herein, or as otherwise provided by law, holders of Series A Preferred Stock shall have no special voting rights and their consent shall not be required (except to the extent they are entitled to vote with holders of Common Stock as set forth herein) for taking any corporate action.

          Section 4.  Certain Restrictions.
                      --------------------
          (A) Whenever quarterly dividends or other divi-dends or distributions payable on the Series A
     Preferred Stock as provided in Section 2 are in arrears, thereafter and until all accrued and unpaid dividends and distributions, whether or not declared, on shares of Series A Preferred Stock outstanding shall have been paid in full, the Corporation shall not:

           (i)   declare or pay dividends, or make any
          other distributions, on any shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock;

          (ii)   declare or pay dividends, or make any
          other distributions, on any shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except dividends paid ratably on the Series A Preferred Stock and all such parity stock on which dividends are payable or in arrears in proportion to the total amounts to which the holders of all such shares are then entitled;

          (iii) redeem or purchase or otherwise acquire for consideration shares of any stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock, provided that the Corporation may at any time redeem, purchase or otherwise acquire shares of any such junior stock in exchange for shares of any stock of the Corporation ranking junior (either as to dividends or upon dissolution, liquidation or winding up) to the Series A Preferred Stock; or

          (iv)   redeem or purchase or otherwise acquire
          for consideration any shares of Series A Preferred Stock, or any shares of stock ranking on a parity with the Series A Preferred Stock, except in ac-cordance with a purchase offer made in writing or by publication (as determined by the Board of Di-rectors) to all holders of such shares upon such terms as the Board of Directors, after consider-ation of the respective annual dividend rates and other relative rights and preferences of the re-spective series and classes, shall determine in good faith will result in fair and equitable treatment among the respective series or classes.

          (B) The Corporation shall not permit any subsid-iary of the Corporation to purchase or otherwise acquire for consideration any shares of stock of the Corporation unless the Corporation could, under paragraph (A) of this Section 4, purchase or otherwise acquire such shares at such time and in such manner.

          Section 5.  Reacquired Shares.  Any shares of Se-
                      -----------------
ries A Preferred Stock purchased or otherwise acquired by the Corporation in any manner whatsoever shall be retired and cancelled promptly after the acquisition thereof. All such shares shall upon their cancellation become authorized but unissued shares of Preferred Stock and may be reissued as part of a new series of Preferred Stock subject to the conditions and restrictions on issuance set forth herein, in the Certificate of Incorporation, or in any other Certificate of Designations creating a series of Preferred Stock or any similar stock or as otherwise required by law.

         Section 6.  Liquidation, Dissolution or Winding
                     -----------------------------------
Up.  Upon any liquidation, dissolution or winding up of the
- - --
Corporation, no distribution shall be made (1) to the holders of shares of stock ranking junior (either as to dividends or upon liquidation, dissolution or winding up) to the Series A Preferred Stock unless, prior thereto, the holders of shares of Series A Preferred Stock shall have received $100 per share, plus an amount equal to accrued and unpaid dividends and distributions thereon, whether or not declared, to the date of such payment, provided that the holders of shares of Series A Preferred Stock shall be entitled to receive an aggregate amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount to be distributed per share to holders of shares of Common Stock, or (2) to the holders of shares of stock ranking on a parity (either as to dividends or upon liquidation, dissolution or winding up) with the Series A Preferred Stock, except distributions made ratably on the Series A Preferred Stock and all such parity stock in proportion to the total amounts to which the holders of all such shares are entitled upon such liquidation, dissolution or winding up. In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the aggregate amount to which holders of shares of Series A Preferred Stock were entitled immediately prior to such event under the proviso in clause
(1) of the preceding sentence shall be adjusted by multiplying such amount by a fraction the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Section 7.  Consolidation, Merger, etc.  In case
                     --------------------------
the Corporation shall enter into any consolidation, merger, combination or other transaction in which the shares of Com-mon Stock are exchanged for or changed into other stock or securities, cash and/or any other property, then in any such case each share of Series A Preferred Stock shall at the same time be similarly exchanged or changed into an amount per share, subject to the provision for adjustment hereinafter set forth, equal to 100 times the aggregate amount of stock, securities, cash and/or any other property (payable in kind), as the case may be, into which or for which each share of Common Stock is changed or exchanged.
In the event the Corporation shall at any time declare or pay any dividend on the Common Stock payable in shares of Common Stock, or effect a subdivision or combination or consolidation of the outstanding shares of Common Stock (by reclassification or otherwise than by payment of a dividend in shares of Common Stock) into a greater or lesser number of shares of Common Stock, then in each such case the amount set forth in the preceding sentence with respect to the exchange or change of shares of Series A Preferred Stock shall be adjusted by multiplying such amount by a fraction, the numerator of which is the number of shares of Common Stock outstanding immediately after such event and the denominator of which is the number of shares of Common Stock that were outstanding immediately prior to such event.

         Section 8.  No Redemption.  The shares of Series
                     -------------
A Preferred Stock shall not be redeemable.

         Section 9.  Rank.  The Series A Preferred Stock
                     ----
shall rank, with respect to the payment of dividends and the distribution of assets, junior to all series of any other class of the Corporation's Preferred Stock.

         Section 10.  Amendment.  The Certificate of Incor-
                      ---------
poration of the Corporation shall not be amended in any man-ner which would materially alter or change the powers, pref-erences or special rights of the Series A Preferred Stock so as to affect them adversely without the affirmative vote of the holders of at least two-thirds of the outstanding shares of Series A Preferred Stock, voting together as a single class.

         IN WITNESS WHEREOF, this Certificate of Designa-tions is executed on behalf of the Corporation by its Presi-dent and attested by its Secretary this________ day of October
1994.



                                 _____________________________
                                        President



Attest:



____________________________
Secretary


                              A-7
PAGE

                                                             Exhibit B
                                                             ---------


                      Form of Right Certificate


Certificate No. R-
          Rights



         NOT EXERCISABLE AFTER SEPTEMBER 30, 2004 OR
         EARLIER IF REDEMPTION OR EXCHANGE OCCURS.  THE
         RIGHTS ARE SUBJECT TO REDEMPTION AT $.001 PER
         RIGHT AND TO EXCHANGE ON THE TERMS SET FORTH IN
         THE RIGHTS AGREEMENT.


                          Right Certificate

                      FOREST LABORATORIES, INC.


         This certifies that ______________________, or
registered assigns, is the registered owner of the number of Rights set forth above, each of which entitles the owner thereof, subject to the terms, provisions and conditions of the Rights Agreement, dated as of September 30, 1994 (the "Rights Agreement"), between Forest Laboratories, Inc., a Delaware corporation (the "Company"), and Chemical Bank (the "Rights Agent"), to purchase from the Company at any time after the Distribution Date (as such term is defined in the Rights Agreement) and prior to 5:00 P.M., New York City time, on September 30, 2004 at the principal office of the Rights Agent, or at the office of its successor as Rights Agent, one one-hundredth of a fully paid non-assessable share of Series A Junior Participating Preferred Stock, par value $1.00 per share (the "Preferred Shares"), of the Company, at a purchase price of $250 per one one-hundredth of a Preferred Share (the "Purchase Price"), upon presentation and surrender of this Right Certificate with the Form of Election to Purchase duly executed. The number of Rights evidenced by this Right Certificate (and the number of one one-hundredths of a Preferred Share which may be purchased upon exercise hereof) set forth above, and the Purchase Price set forth above, are the number and Purchase Price as of October 20, 1994, based on the Preferred Shares as constituted at such date. As provided in the Rights Agreement, the Purchase Price and the number of one one-hundredths of a Preferred Share which may be purchased upon the exercise of the Rights evidenced by this Right

Certificate are subject to modification and adjustment upon the happening of certain events.

          This Right Certificate is subject to all of the terms, provisions and conditions of the Rights Agreement, which terms, provisions and conditions are hereby incorpo-rated herein by reference and made a part hereof and to which Rights Agreement reference is hereby made for a full description of the rights, limitations of rights, obligations, duties and immunities hereunder of the Rights Agent, the Company and the holders of the Right Certificates. Copies of the Rights Agreement are on file at the principal executive offices of the Company and the above-mentioned offices of the Rights Agent.

          This Right Certificate, with or without other Right Certificates, upon surrender at the principal office of the Rights Agent, may be exchanged for another Right Certificate or Right Certificates of like tenor and date evidencing Rights entitling the holder to purchase a like aggregate number of Preferred Shares as the Rights evidenced by the Right Certificate or Right Certificates surrendered shall have entitled such holder to purchase. If this Right Certificate shall be exercised in part, the holder shall be entitled to receive upon surrender hereof another Right Certificate or Right Certificates for the number of whole Rights not exercised.

          Subject to the provisions of the Rights Agreement, the Rights evidenced by this Certificate (i) may be redeemed by the Company at a redemption price of $.001 per Right or
(ii) may be exchanged in whole or in part for Preferred Shares or shares of the Company's Common Stock, par value $.10 per share.

          No fractional Preferred Shares will be issued upon the exercise of any Right or Rights evidenced hereby (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Company, be evidenced by depositary receipts), but in lieu thereof a cash payment will be made, as provided in the Rights Agreement.

          No holder of this Right Certificate shall be en-titled to vote or receive dividends or be deemed for any purpose the holder of the Preferred Shares or of any other securities of the Company which may at any time be issuable on the exercise hereof, nor shall anything contained in the Rights Agreement or herein be construed to confer upon the holder hereof, as such, any of the rights of a stockholder of the Company or any right to vote for the election of directors or upon any matter submitted to stockholders at any meeting thereof, or to give or withhold consent to any corporate action, or to receive notice of meetings or other actions affecting stockholders (except as provided in the Rights Agreement), or to receive dividends or subscription rights, or otherwise, until the Right or Rights evidenced by this Right Certificate shall have been exercised as provided in the Rights Agreement.

          This Right Certificate shall not be valid or obligatory for any purpose until it shall have been countersigned by the Rights Agent.

          WITNESS the facsimile signature of the proper officers of the Company and its corporate seal. Dated as of ____________, 19___.

ATTEST:                           FOREST LABORATORIES, INC.


________________________          By ______________________

Countersigned:


CHEMICAL BANK


By __________________________
      Authorized Signature

                               B-3
PAGE

             Form of Reverse Side of Right Certificate


                          FORM OF ASSIGNMENT
                          ------------------

           (To be executed by the registered holder if such holder desires to transfer the Right Certificate.)


         FOR VALUE RECEIVED  ____________________________________
hereby sells, assigns and transfers unto ________________________

       (Please print name and address of transferee)

__________________________________________________________________

this Right Certificate, together with all right, title and interest therein, and does hereby irrevocably constitute and appoint ______________________ Attorney, to transfer the within Right Certificate on the books of the within-named Company, with full power of substitution.


Dated: ________________________, 19____



                             ___________________________________
                             Signature



Signature Guaranteed:

         Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a com-mercial bank or trust company having an office or correspon-dent in the United States.

- - ------------------------------------------------------------

         The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).



                             _______________________________
                             Signature

PAGE

                     FORM OF ELECTION TO PURCHASE

            (To be executed if holder desires to exercise
            Rights represented by the Right Certificate.)


To:  FOREST LABORATORIES, INC.

         The undersigned hereby irrevocably elects to exer-

cise ______________________________  Rights represented by this
Right Certificate to purchase the Preferred Shares issuable upon the exercise of such Rights and requests that certif-icates for such Preferred Shares be issued in the name of:

Please insert social security
or other identifying number

_________________________________________________________________
                   (Please print name and address)

__________________________________________________________________

If such number of Rights shall not be all the Rights evi-denced by this Right Certificate, a new Right Certificate for the balance remaining of such Rights shall be registered in the name of and delivered to:

Please insert social security
or other identifying number

___________________________________________________________________
                   (Please print name and address)

___________________________________________________________________

Dated:________________, 19_____



                             _______________________________________
                             Signature



Signature Guaranteed:

         Signatures must be guaranteed by a member firm of a registered national securities exchange, a member of the National Association of Securities Dealers, Inc., or a com-mercial bank or trust company having an office or correspon-dent in the United States.

                              B-5
PAGE

- - ------------------------------------------------------------

         The undersigned hereby certifies that the Rights evidenced by this Right Certificate are not beneficially owned by an Acquiring Person or an Affiliate or Associate thereof (as defined in the Rights Agreement).



                                 _________________________________
                                 Signature

- - ------------------------------------------------------------



                                NOTICE
                                ------

         The signature in the Form of Assignment or Form of Election to Purchase, as the case may be, must conform to the name as written upon the face of this Right Certificate in every particular, without alteration or enlargement or any change whatsoever.

         In the event the certification set forth above in the Form of Assignment or the Form of Election to Purchase, as the case may be, is not completed, the Company and the Rights Agent will deem the beneficial owner of the Rights evidenced by this Right Certificate to be an Acquiring
Person or an Affiliate or Associate thereof (as defined in the Rights Agreement) and such Assignment or Election to Purchase will not be honored.


                              B-6
PAGE

                                                Exhibit C
                                                ---------


                    SUMMARY OF RIGHTS TO PURCHASE
                           PREFERRED SHARES


         On September 30, 1994, the Board of Directors of
Forest Laboratories, Inc. (the "Company") declared a dividend of one preferred share purchase right (a "Right") for each outstanding share of common stock, par value $.10 per share (the "Common Shares"), of the Company. The dividend is payable on October 20, 1994 (the "Record Date") to the stockholders of record on that date. Each Right entitles the registered holder to purchase from the Company one one-hundredth of a share of Series A Junior
Participating Preferred Stock, par value $1.00 per share
(the "Preferred Shares"), of the Company at a price of $250 per one one-hundredth of a Preferred Share (the "Purchase
Price"), subject to adjustment. The description and terms of the Rights are set forth in a Rights Agreement (the
"Rights Agreement") between the Company and Chemical Bank, as Rights Agent (the "Rights Agent").

         Until the earlier to occur of (i) 10 days following a public announcement that a person or group of affiliated or associated persons (an "Acquiring Person") have acquired beneficial ownership of 20% or more of the outstanding Common Shares or (ii) 10 business days (or such later date as may be determined by action of the Board of Directors prior to such time as any person or group of affiliated persons becomes an Acquiring Person) following the commencement of, or announcement of an intention to make, a tender offer or exchange offer the consummation of which would result in the beneficial ownership by a person or group of 20% or more of the outstanding Common Shares (the earlier of such dates being called the "Distribution Date"), the Rights will be evidenced, with respect to any of the Common Share certificates outstanding as of the Record Date, by such Common Share certificate with a copy of this Summary of Rights attached thereto.

         The Rights Agreement provides that, until the Dis-tribution Date (or earlier redemption or expiration of the Rights), the Rights will be transferred with and only with the Common Shares. Until the Distribution Date (or earlier redemption or expiration of the Rights), new Common Share certificates issued after the Record Date upon transfer or new issuance of Common Shares will contain a notation incor-porating the Rights Agreement by reference. Until the Dis-tribution Date (or earlier redemption or expiration of the Rights), the surrender for transfer of any certificates for Common Shares outstanding as of the Record Date, even without such notation or a copy of this Summary of Rights being attached thereto, will also constitute the transfer of the Rights associated with the Common Shares represented by such certificate. As soon as practicable following the Distribution Date, separate certificates evidencing the Rights ("Right Certificates") will be mailed to holders of record of the Common Shares as of the close of business on the Distribution Date and such separate Right Certificates alone will evidence the Rights.

         The Rights are not exercisable until the Distribu-tion Date. The Rights will expire on September 30, 2004
(the "Final Expiration Date"), unless the Final Expiration
Date is extended or unless the Rights are earlier redeemed or exchanged by the Company, in each case, as described below.

         The Purchase Price payable, and the number of Pre-ferred Shares or other securities or property issuable, upon exercise of the Rights are subject to adjustment from time to time to prevent dilution (i) in the event of a stock dividend on, or a subdivision, combination or reclassification of, the Preferred Shares, (ii) upon the grant to holders of the Preferred Shares of certain rights or warrants to subscribe for or purchase Preferred Shares at a price, or securities convertible into Preferred Shares with a conversion price, less than the then-current market price of the Preferred Shares or (iii) upon the distribution to holders of the Preferred Shares of evidences of indebtedness or assets (excluding regular periodic cash dividends paid out of earnings or retained earnings or dividends payable in Preferred Shares) or of subscription rights or warrants (other than those referred to above).

         The number of outstanding Rights and the number of one one-hundredths of a Preferred Share issuable upon exer-cise of each Right are also subject to adjustment in the event of a stock split of the Common Shares or a stock divi-dend on the Common Shares payable in Common Shares or subdi-visions, consolidations or combinations of the Common Shares occurring, in any such case, prior to the Distribution Date.

         Preferred Shares purchasable upon exercise of the Rights will not be redeemable. Each Preferred Share will be entitled to a minimum preferential quarterly dividend payment of $1 per share but will be entitled to an aggregate dividend of 100 times the dividend declared per Common Share. In the event of liquidation, the holders of the Preferred Shares will be entitled to a minimum preferential liquidation payment of $100 per share but will be entitled to an aggregate payment of 100 times the payment made per Common Share. Each Preferred Share will have 100 votes, voting together with the Common Shares. Finally, in the event of any merger, consolidation or other transaction in which Common Shares are exchanged, each Preferred Share will be entitled to receive 100 times the amount received per Common Share. These rights are protected by customary antidilution provisions.


         Because of the nature of the Preferred Shares' dividend, liquidation and voting rights, the value of the one one-hundredth interest in a Preferred Share purchasable upon exercise of each Right should approximate the value of one Common Share.

         In the event that the Company is acquired in a merger or other business combination transaction or 50% or more of its consolidated assets or earning power are sold after a person or group has become an Acquiring Person, proper provision will be made so that each holder of a Right will thereafter have the right to receive, upon the exercise thereof at the then current exercise price of the Right, that number of shares of common stock of the acquiring company which at the time of such transaction will have a market value of two times the exercise price of the Right. In the event that any person or group of affiliated or associated persons becomes an Acquiring Person, proper provision shall be made so that each holder of a Right, other than Rights beneficially owned by the Acquiring Person (which will thereafter be void), will thereafter have the right to receive upon exercise that number of Common Shares having a market value of two times the exercise price of the Right.

         At any time after any person or group becomes an Acquiring Person and prior to the acquisition by such person or group of 50% or more of the outstanding Common Shares, the Board of Directors of the Company may exchange the Rights (other than Rights owned by such person or group which will have become void), in whole or in part, at an exchange ratio of one Common Share, or one one-hundredth of a Preferred Share (or of a share of a class or series of the Company's preferred stock having equivalent rights, preferences and privileges), per Right (subject to adjustment).

         With certain exceptions, no adjustment in the Pur-chase Price will be required until cumulative adjustments require an adjustment of at least 1% in such Purchase Price. No fractional Preferred Shares will be issued (other than fractions which are integral multiples of one one-hundredth of a Preferred Share, which may, at the election of the Com-pany, be evidenced by depositary receipts) and in lieu thereof, an adjustment in cash will be made based on the market price of the Preferred Shares on the last trading day prior to the date of exercise.

         At any time prior to the acquisition by a person or group of affiliated or associated persons of beneficial ownership of 20% or more of the outstanding Common Shares, the Board of Directors of the Company may redeem the Rights in whole, but not in part, at a price of $.001 per Right
(the "Redemption Price"). The redemption of the Rights may be made effective at such time on such basis with such conditions as the Board of Directors in its sole discretion may establish. Immediately upon any redemption of the Rights, the right to exercise the Rights will terminate and the only right of the holders of Rights will be to receive the Redemption Price.

         The terms of the Rights may be amended by the Board of Directors of the Company without the consent of the holders of the Rights, including an amendment to lower certain thresholds described above to not less than the greater of (i) the sum of .001% and the largest percentage of the outstanding Common Shares then known to the Company to be beneficially owned by any person or group of affiliated or associated persons and (ii) 10%, except that from and after such time as any person or group of affiliated or associated persons becomes an Acquiring Person no such amendment may adversely affect the interests of the holders of the Rights.

         Until a Right is exercised, the holder thereof, as such, will have no rights as a stockholder of the Company, including, without limitation, the right to vote or to re-ceive dividends.

         A copy of the Rights Agreement has been filed with
the Securities and Exchange Commission as an Exhibit to a
Registration Statement on Form 8-A dated October    , 1994.
A copy of the Rights Agreement is available free of charge from the Company. This summary description of the Rights does not purport to be complete and is qualified in its entirety by reference to the Rights Agreement, which is hereby incorporated herein by reference.

                              C-4
PAGE

                                 EXHIBIT 2

PAGE

                       AMENDED AND RESTATED BY-LAWS
                       OF FOREST LABORATORIES, INC.
                       ----------------------------
                    (As amended to September 30, 1994)


                                 ARTICLE I

                          MEETING OF STOCKHOLDERS


     Sec. 1. ANNUAL MEETING. The Annual Meeting of Stockholders shall be held at the principal office of the Corporation or such other place as the Board of Directors may select on such date and at such time as may be fixed by resolution of the Board of Directors. The Secretary shall serve personally, or by mail, a written notice thereof, addressed to each stockholder at his address as it appears on the stock book; but at any meeting at which all stockholders shall be present, or of which all stockholders not present have waived notice in writing, the giving of notice as above required may be dispensed with. Any annual meeting of stockholders may be postponed by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such annual meeting of stockholders.

     Sec. 2. QUORUM. The presence, in person or by proxy, of the holders of a majority of the outstanding stock entitled to vote generally shall be necessary to constitute a quorum for the transaction of business, except that when specified business is to be voted on by a class or series of stock voting as a class, the holders of a majority of the shares of such class or series shall constitute a quorum of such class or series for the transaction of such businesses. Whether or not a quorum is present, the Chairman of the meeting or a majority of the stockholders present in person or by proxy may adjourn the meeting from time to time. No notice of the time and place of adjourned meetings need be given except as required by law. The stockholders present in person or by proxy at a duly organized meeting may continue to transact business until adjournment, notwithstanding the withdrawal of sufficient stockholders to constitute the remaining stockholders less than a quorum.

     Sec. 3. SPECIAL MEETINGS. Subject to the rights of the holders of any series of stock having a preference over the Common Stock as to dividends or upon liquidation ("Preferred Stock"), special meetings of stockholders, other than those regulated by statute, may only be called by a majority of the Directors. Notice of such meeting stating the purpose for which it is called shall be served personally or by mail, not less than 10 days nor more than 60 days before the date set for such meeting. If mailed, it shall be directed to a stockholder at his address as it appears on the stock book; but at any meeting at which all stockholders shall be present, or of which stockholders not present have waived notice in writing, the giving of notice as above described may be dispensed with. No business other than that specified in the call for the meeting shall be transacted at any meeting of the stockholders. Any special meeting of stockholders may be postponed by resolution of the Board of Directors upon public notice given prior to the date previously scheduled for such special meeting of stockholders.

     Sec. 4. VOTING. At all meetings of the stockholders, all questions, the manner of deciding which is not specifically regulated by statute, shall be determined by a majority vote of the shares entitled to vote on such matters present in person or by proxy, other than the election of directors, which shall be determined by a plurality of votes of the shares entitled to vote on the election of directors present in person or by proxy.

     Sec. S. CONDUCT OF MEETING. Unless otherwise determined by resolution of the Board of Directors, the Chairman of the Board (or, in the absence of the Chairman, the President) shall, or shall designate an appropriate officer of the Corporation to, call any annual or special meeting of stockholders to order, act as Chairman of any such meeting of the stockholders, determine the order of business of any such meeting, and determine the rules of order and procedure to be followed in the conduct of any such meeting.

     Sec. 6. NOTICE OF STOCKHOLDER BUSINESS AND NOMINATIONS.

     (A)  Annual Meetings of Stockholders. (1) Nominations
          -------------------------------
of persons for election to the Board of Directors of the Corporation and the proposal of business to be considered by the stockholders may be made at an annual meeting of stockholders (a) pursuant to the Corporation's notice of meeting, (b) by or at the direction of the Board of Directors or (c) by any stockholder of the Corporation who was a stockholder of record at the time of giving of notice provided for in this ByLaw, who is entitled to vote at the meeting and who complies with the notice procedures set forth in this By-Law.

     (2) For nominations or other business to be properly brought before an annual meeting by a stockholder pursuant to clause (c) of paragraph (A)(1) of this By-Law, the stockholder must have given timely notice thereof in writing to the Secretary of the Corporation and such other business must otherwise be a proper matter for stockholder action.
To be timely, a stockholder's notice shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 60th day nor earlier than the close of business on the 90th day prior to the first anniversary of the preceding year's annual meeting; provided, however, that in the event that the date of the annual meeting is more than 30 days before or more than 60 days after such anniversary date, notice by the stockholder to be timely must be so delivered not earlier than the close of business on the 90th day prior to such annual meeting and not later than the close of business on the later of the 60th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such meeting is first made by the Corporation. In no event shall the public announcement of an adjournment of an annual meeting commence a new time period for the giving of a stockholder's notice as described above. Such stockholder's notice shall set forth (a) as to each person whom the stockholder proposes to nominate for election or reelection as a director all information relating to such person that is required to be disclosed in solicitations of proxies for election of directors in an election contest, or is otherwise required, in each case pursuant to Regulation 14A under the Securities Exchange Act of 1934, as amended (the "Exchange Act") and Rule 14a-11 thereunder (including such person's written consent to being named in the proxy statement as a nominee and to serving as a director if elected); (b) as to any other business that the stockholder proposes to bring before the meeting, a brief description of the business desired to be brought before the meeting, the reasons for conducting such business at the meeting and any material interest in such business of such stockholder and the beneficial owner, if any, on whose behalf the proposal is made; and (c) as to the stockholder giving the notice and the beneficial owner, if any, on whose behalf the nomination or proposal is made (i) the name and address of such stockholder, as they appear on the Corporation's books, and of such beneficial owner and (ii) the class and number of shares of the Corporation which are owned beneficially and of record by such stockholder and such beneficial owner.

     (3) Notwithstanding anything in the second sentence of paragraph (A)(2) of this By-Law to the contrary, in the event that the number of directors to be elected to the Board of Directors of the Corporation is increased and there is no public announcement by the Corporation naming all of the nominees for director or specifying the size of the increased Board of Directors at least 70 days prior to the first anniversary of the preceding year's annual meeting, a stockholder's notice required by this By-Law shall also be considered timely, but only with respect to nominees for any new positions created by such increase, if it shall be delivered to the Secretary at the principal executive offices of the Corporation not later than the close of business on the 10th day following the day on which such public announcement is first made by the Corporation.

     (B)  Special Meetings of Stockholders.  Only such
          --------------------------------
business shall be conducted at a special meeting of stockholders as shall have been brought before the meeting pursuant to the Corporation's notice of meeting.
Nominations of persons for election to the Board of Directors may be made at a special meeting of stockholders at which directors are to be elected pursuant to the Corporation's notice of meeting (a) by or at the direction of the Board of Directors or (b) provided that the Board of Directors has determined that directors shall be elected at such meeting, by any stockholder of the Corporation who is a stockholder of record at the time of giving of notice provided for in this By-Law, who shall be entitled to vote at the meeting and who complies with the notice procedures set forth in this By-Law. In the event the Corporation calls a special meeting of stockholders for the purpose of electing one or more directors to the Board of Directors, any such stockholder may nominate a person or persons (as the case may be), for election to such positions) as specified in the Corporation's notice of meeting, if the stockholder's notice required by paragraph (A)(2) of this By-Law shall be delivered to the Secretary at the principal executive offices of the Corporation not earlier than the close of business on the 90th day prior to such special meeting and not later than the close of business on the later of the 60th day prior to such special meeting or the loth day following the day on which public announcement is first made of the date of the special meeting and of the nominees proposed by the Board of Directors to be elected at such meeting. In no event shall the public announcement of an adjournment of a special meeting commence a new time period for the giving of a stockholder's notice as described above.

     (C)  General. (1) Only such persons who are nominated
          -------
in accordance with the procedures set forth in this By-Law shall be eligible to serve as directors and only such business shall be conducted at a meeting of stockholders as shall have been brought before the meeting in accordance with the procedures set forth in this By-Law. Except as otherwise provided by law, the Certificate of Incorporation or these ByLaws, the Chairman of the meeting shall have the power and duty to determine whether a nomination or any business proposed to be brought before the meeting was made or proposed, as the case may be, in accordance with the procedures set forth in this By-Law and, if any proposed nomination or business is not in compliance with this By-
Law, to declare that such defective proposal or nomination shall be disregarded.

     (2) For purposes of this By-Law, "public announcement" shall mean disclosure in a press release reported by the Dow Jones News Service, Associated Press or comparable national news service or in a document publicly filed by the Corporation with the Securities and Exchange Commission pursuant to Section 13, 14 or 15(d) of the Exchange Act.

     (3) Notwithstanding the foregoing provisions of this By-Law, a stockholder shall also comply with all applicable requirements of the Exchange Act and the rules and regulations thereunder with respect to the matters set forth in this By-Law. Nothing in this By-Law shall be deemed to affect any rights (i) of stockholders to request inclusion of proposals in the Corporation's proxy statement pursuant to Rule 14a-8 under the Exchange Act or (ii) of the holders of any series of Preferred Stock to elect directors under specified circumstances.

     Sec. 7. RECORD DATE FOR ACTION BY WRITTEN CONSENT. In order that the Corporation may determine the stockholders entitled to consent to corporate action in writing without a meeting, the Board of Directors may fix a record date, which record date shall not precede the date upon which the resolution fixing the record date is adopted by the Board of Directors, and which date shall not be more than 10 days after the date upon which the resolution fixing the record date is adopted by the Board of Directors. Any stockholder of record seeking to have the stockholders authorize or take corporate action by written consent shall, by written notice to the Secretary, request the Board of Directors to fix a record date. The Board of Directors shall promptly, but in all events within 10 days after the date on which such a request is received, adopt a resolution fixing the record date. If no record date has been fixed by the Board of Directors within 10 days of the date on which such a request is received, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting, when no prior action by the Board of Directors is required by applicable law, shall be the first date on which a signed written consent setting forth the action taken or proposed to be taken is delivered to the Corporation by delivery to its registered office in Delaware, its principal place of business or to any officer or agent of the Corporation having custody of the book in which proceedings of meetings of stockholders are recorded. Delivery made to the Corporation's registered office shall be by hand or by certified or registered mail, return receipt requested. If no record date has been fixed by the Board of Directors and prior action by the Board of Directors is required by applicable law, the record date for determining stockholders entitled to consent to corporate action in writing without a meeting shall be at the close of business on the date on which the Board of Directors adopts the resolution taking such prior action.

          Sec. 8. INSPECTORS OF WRITTEN CONSENT. In the event of the delivery, in the manner provided by Section 7, to the Corporation of the requisite written consent or consents to take corporate action and/or any related revocation or revocations, the Corporation shall engage nationally recognized independent inspectors of elections for the purpose of promptly performing a ministerial review of the validity of the consents and revocations. For the purpose of permitting the inspectors to perform such review, no action by written consent without a meeting shall be effective until such date as the independent inspectors certify to the Corporation that the consents delivered to the Corporation in accordance with Section 7 represent at least the minimum number of votes that would be necessary to take the corporate action. Nothing contained in this paragraph shall in any way be construed to suggest or imply that the Board of Directors or any stockholder shall not be entitled to contest the validity of any consent or revocation thereof, whether before or after such certification by the independent inspectors, or to take any other action (including, without limitation, the commencement, prosecution or defense of any litigation with respect thereto, and the seeking of injunctive relief in such litigation).

     Sec. 9. EFFECTIVENESS OF WRITTEN CONSENT. Every written consent shall bear the date of signature of each stockholder who signs the consent and no written consent shall be effective to take the corporate action referred to therein unless, within 60 days of the date the earliest dated written consent was received in accordance with
Section 7, a written consent or consents signed by a sufficient number of holders to take such action are delivered to the Corporation in the manner prescribed in
Section 7.

     Sec. 10. INSPECTORS OF ELECTIONS; OPENING AND CLOSING THE POLLS. The Board of Directors by resolution shall appoint one or more inspectors, which inspector or inspectors may include individuals who serve the Corporation in other capacities, including, without limitation, as officers, employees, agents or representatives, to act at the meetings of stockholders and make a written report thereof. One or more persons may be designated as alternate inspectors to replace any inspector who fails to act. If no inspector or alternate has been appointed to act or is able to act at a meeting of stockholders, the Chairman of the meeting shall appoint one or more inspectors to act at the meeting. Each inspector, before discharging his or her duties, shall take and sign an oath faithfully to execute the duties of inspector with strict impartiality and according to the best of his or her ability. The inspectors shall have the duties prescribed by law.

     The Chairman of the meeting shall fix and announce at the meeting the date and time of the opening and the closing of the polls for each matter upon which the stockholders will vote at a meeting.

                                ARTICLE II

                                DIRECTORS

     Sec. 1. NUMBER. The affairs of this Corporation shall be managed by a board of three to eleven directors, as such number shall be fixed by resolution of the majority of the Board of Directors, who need not be stockholders of the Corporation and at least one of such directors shall be a citizen of the United States.

     Sec. 2. HOW ELECTED.  At each Annual Meeting of
Stockholders, the persons receiving a plurality of the votes cast for the number of directors to be elected at such meeting shall be elected as directors.

     Sec. 3. TERM OF OFFICE. The term of office of each of the directors shall be one year, and thereafter until his successor has been elected and qualified.

     Sec. 4. DUTIES OF DIRECTORS. The business and affairs of the Corporation shall be managed under the direction of the Board of Directors. In addition to the powers and authorities by these By-Laws expressly conferred upon them, the Board of Directors may exercise all such powers of the Corporation and do all such lawful acts and things as are not by statute or by the Certificate of Incorporation or by these ByLaws required to be exercised or done by the stockholders.

     Sec. 5. DIRECTORS' MEETINGS.  Regular meetings of the
Board of Directors shall be held immediately following the Annual Meeting of the Stockholders, and at such other times as the Board of Directors may determine. Special Meetings of the Board of Directors may be called by the President at any time, and shall be called by the President or the Secretary upon the written request of a majority of the directors.

     Sec. 6. NOTICE OF MEETINGS. Notice of meetings, other than the regular Annual Meetings, shall be given to each director at his business or residence in writing by hand delivery, first-class or overnight mail or courier service, telegram or facsimile transmission, or orally by telephone. If mailed by first-class mail, such notice shall be deemed adequately delivered when deposited in the United States mails so addressed, with postage thereon prepaid, at least five (5) days before such meeting. If by telegram, overnight mail or courier service, such notice shall be deemed adequately delivered when the telegram is delivered to the telegraph company or the notice is delivered to the overnight mail or courier service company at least two (2) days before such meeting. If by facsimile transmission, telephone or hand delivery, such notice shall be deemed adequately delivered when the notice is transmitted at least twelve (12) hours before such meeting. Neither the business to be transacted at, nor the purpose of, any regular or special meeting of the Board of Directors need be specified in the notice of such meeting. At any meeting at which every member of the Board of Directors shall be present, although held without notice, any business may be transacted which might have been transacted if the meeting had been duly called.

     Sec. 7. QUORUM. At any meeting of the Board of Directors, one-third of the Board or two directors, whichever is greater, shall constitute a quorum for the transaction of business; but in the event of a quorum not being present, a lesser number may adjourn the meeting to some future time, not more than 15 days later.

     Sec. 8. VOTING. At all meetings of the Board of Directors, each director is to have 1 vote, irrespective of the number of shares of stock that he may hold.

     Sec. 9. VACANCIES. Vacancies in the Board occurring between Annual Meetings, regardless of how such vacancies arose, including by reason of death, resignation, retirement, disqualification, removal from office, creation of new directorships resulting from any increase in the number of directors, or other cause, shall be filled for the unexpired portion of the term by a majority of the remaining directors.

     Sec. 10. REMOVAL OF DIRECTORS. Any one or more of the directors may be removed either with or without cause, at any time by a vote of the stockholders holding two-thirds of the stock, at any Special Meeting called for the purpose.



                                ARTICLE III

                                 OFFICERS

     Sec. 1. NUMBER. The officers of this Corporation shall be:

          1. Chairman of the Board of Director; if one is elected by the Board of Directors.

          2.   President

          3.   Vice President

          4.   Secretary

          5.  Treasurer

     Sec. 2. ELECTION. All officers of the Corporation shall be elected annually by the Board of Directors at its meeting held immediately after the Meeting of Stockholders, and shall hold office for the term of 1 year or until their successors are duly elected.

     Sec. 3. DUTIES OF OFFICERS. The duties and powers of the officers of the Corporation shall be an follows:


             CHAIRMAN OF THE BOARD

     The Chairman of the Board of Directors shall be the chief executive officer of the Corporation and he shall preside at all meetings of the Board of Directors and Stock-holders.

     He shall present at each Annual Meeting of the Stockholders and Directors a report of the condition of the business of the Corporation.

     He shall cause to be called Regular and Special
Meetings of the Stockholders and Directors in accordance with these By-Laws.

     He shall appoint and remove, employ and discharge, and fix the compensation of all servants, agents, employees and clerks of the Corporation other than the duly appointed officers. He shall sign and make all contracts, agreements, obligations, evidences of indebtedness and guarantees in the name of the Corporation unless otherwise resolved by the Board of Directors.

     He shall see that the books, reports, statements and certificates required by the statutes are properly kept, made and filed according to law.

     He shall sign all notes, drafts or bills of exchange, warrants or other orders for the payment of money duly drawn by the Treasurer, unless otherwise resolved by the Board of Directors.

     He shall enforce these By-Laws and perform all the duties incident to the position and office, and which are required by law.

                                 PRESIDENT

     The President shall assist the Chairman of the Board in the administration of the affairs of the Corporation and during the absence and inability of the Chairman to render and perform his duties or exercise his powers, as set forth in these By-Laws, or in the acts under which the Corporation is organized, or if the Board does not elect a Chairman of the Board the same shall be performed and exercised by the President; and when so acting, he shall have all the power and be subject to all the responsibilities hereby given to or imposed upon such Chairman of the Board.


                              VICE PRESIDENT

     During the absence and inability of both the Chairman of the Board and the President to render and perform their duties or exercise their powers, as set forth in these By-
Laws or in the acts under which this Corporation is organized, the same shall be performed and exercised by the Vice President; and when so acting, he shall have all the powers and be subject to all the responsibilities hereby given to or imposed upon such Chairman of the Board and the President.


                                 SECRETARY

     The Secretary shall keep the minutes of the Meetings of the Board of Directors and of the Stockholders in appropriate books. He shall give and serve all notices of the Corporation, unless otherwise resolved by the Board of Directors.

     He shall be custodian of the records and of the seal, and affix the latter when required, unless otherwise resolved by the Board of Directors.

     He shall keep the stock and transfer books in the manner prescribed by law, so as to show at all times the amount of capital stock, the manner and the time the same was paid in, the names of the owners thereof, their post office addresses, the number of shares owned by each, the time at which each person became such owner, and the amount paid thereon; and keep such stock and transfer books open daily during business hours at the office of the Corporation, subject to the inspection of any stockholder of the Corporation, and permit such stockholder to make extracts from said books to the extent and as prescribed by law.

     He shall attend to all correspondence and perform all the duties incident to the office of Secretary.


                             TREASURER

     The Treasurer shall have the care and custody of and be responsible for all the funds and securities of the Corporation, and deposit all such funds in the name of the Corporation in such bank or banks, trust company or trust companies or safe deposit vaults as the Board of Directors may designate.

     He shall sign, make and endorse in the name of the Corporation all checks, drafts, warrants and orders for the payment of money, and pay out and dispose of same and receipt therefor, under the direction of the President of the Board of Directors.

     He shall exhibit at all reasonable times his books and accounts to any director or stockholder of the Corporation upon application at the office of the Corporation during business hours.

     He shall render a statement of the condition of the finances of the Corporation at each regular meeting of the Board of Directors, and at such other times as shall be required of him, and a full financial report at the Annual meeting of Stockholders.

     He shall keep at the office of the Corporation correct books of account of all its business and transactions and such other books of account as the Board of Directors may require.

     He shall do and perform all duties pertaining to the office of Treasurer.

     Sec. 4. BOND. The Treasurer shall, if required by the Board of Directors, give to the Corporation such security for the faithful discharge of his duties as the Board may direct.

     Sec. 5. VACANCIES, HOW FILLED. All vacancies in any office shall be filled by the Board of Directors without undue delay, at its regular meeting, or at a meeting specially called for that purpose.

     Sec. 6. COMPENSATION OF OFFICERS. The officers shall receive such salary or compensation as may be determined by the Board of Directors.

     Sec. 7. REMOVAL OF OFFICERS. The Board of Directors may remove any officer, by a majority vote, at any time with or without cause.


                                ARTICLE IV

                                   SEAL

     Sec. 1. SEAL. The corporate seal shall have enscribed thereon the words "Corporate Seal", the year of incorporation and around the margin thereof the words
"Forest Laboratories, Inc. -- Delaware."


                                 ARTICLE V

                           CERTIFICATES OF STOCK

     Sec. 1. DESCRIPTION OF STOCK CERTIFICATES. The certificates of stock shall be numbered and registered in the order in which they are issued. They shall be bound in a book and shall be issued in consecutive order therefrom, and in the margin thereof shall be entered the name of the person owning the shares therein represented, with the number of shares and the date thereof. Such certificates shall exhibit the holder's name and the number of shares.
They shall be signed by the President or Vice President and countersigned by the Secretary or Treasurer and sealed with the seal of the Corporation. In lieu of any of the aforesaid signatures of the officers of the Corporation or of its seal, facsimile signatures or seal may be used.

     Sec. 2. TRANSFER OF STOCK.  The stock of the
Corporation shall be assignable and transferable on the books of the Corporation only by the person in whose name it appears on the books or his legal representatives. In case of transfer by attorney, the power of attorney, duly executed and acknowledged, shall be deposited with the Secretary. In all cases of transfer, the former certificate must be surrendered up and cancelled before a new certificate is issued unless other provision is made by resolution by the Board of Directors. Notwithstanding any provisions of these By-Laws to the contrary, the Corporation by resolution of the Board of Directors may appoint a transfer agent and/or registrar in connection with the issuance of its stock and the keeping of the records relating thereto, upon such terms and conditions as are deemed appropriate by said Board in its discretion.

                                ARTICLE VI

                                 DIVIDENDS

     Sec. 1. WHEN DECLARED. The Board of Directors shall vote to declare dividends from the surplus profits of the Corporation whenever, in their opinion, the condition of the Corporation's affairs will render it expedient for such dividends to be declared.

                                ARTICLE VII

                            BILLS, NOTES, ETC.

     Sec. 1. HOW MADE. All bills payable, notes, checks or other negotiable instruments of the Corporation shall be made in the name of the Corporation and shall be signed by the President or Vice President and countersigned by the Secretary or Treasurer. No officer or agent of the Corporation, either singly or jointly with others, shall have the power to make any bills payable, note, check, draft or warrant or other negotiable instrument, or endorse the same in the name of the Corporation, or contract or cause to be contracted any debt or liability in the name or on behalf of the Corporation, except as herein expressly prescribed and provided, unless authorized by a resolution of the Board of Directors.

                               ARTICLE VIII

                       INDEMNIFICATION AND INSURANCE

     Sec. 1. INDEMNIFICATION AND INSURANCE. (A) Each person who was or is made a party or is threatened to be made a party to or is involved in any action, suit, or proceeding, whether civil, criminal, administrative or investigative (hereinafter a "proceeding,'), by reason of the fact that he or she or a person of whom he or she is the legal representative is or was a director or officer of the Corporation or is or was serving at the request of the Corporation as a director, officer, employee or agent of another corporation or of a partnership, joint venture, trust or other enterprise, including service with respect to employee benefit plans maintained or sponsored by the Corporation, whether the basis of such proceeding is alleged action in an official capacity as a director, officer, employee or agent or in any other capacity while serving as a director, officer, employee or agent, shall be indemnified and held harmless by the Corporation to the fullest extent authorized by the General Corporation Law of the State of Delaware as the same exists or may hereafter be amended (but, in the case of any such amendment, only to the extent that such amendment permits the Corporation to provide broader indemnification rights than said law permitted the Corporation to provide prior to such amendment), against all expense, liability and loss (including attorneys, fees, judgments, fines, ERISA excise taxes or penalties and amounts paid or to be paid in settlement) reasonably incurred or suffered by such person in connection therewith and such indemnification shall continue as to a person who has ceased to be a director, officer, employee or agent and shall inure to the benefit of his or her heirs, executors and administrators; provided, however, that except as provided in paragraph (C) of this By-Law, the Corporation shall indemnify any such person seeking indemnification in connection with a proceeding (or part thereof) initiated by such person only if such proceeding (or part thereof) was authorized by the Board of Directors. The right to indemnification conferred in this By-Law shall be a contract right and shall include the right to be paid by the Corporation the expenses incurred in defending any such proceeding in advance of its final disposition, such advances to be paid by the Corporation within 20 days after the receipt by the Corporation of a statement or statements from the claimant requesting such advance or advances from time to time; provided, however, that if the General Corporation Law of the State of Delaware requires, the payment of such expenses incurred by a director or officer in his or her capacity as a director or officer (and not in any other capacity in which service was or is rendered by such person while a director or officer, including, without limitation, service to an employee benefit plan) in advance of the final disposition of a proceeding, shall be made only upon delivery to the Corporation of an undertaking by or on behalf of such director or officer, to repay all amounts so advanced if it shall ultimately be determined that such director or officer is not entitled to be indemnified under this By-Law or otherwise.

     (B) To obtain indemnification under this By-Law, a claimant shall submit to the Corporation a written request, including therein or therewith such documentation and information as is reasonably available to the claimant and is reasonably necessary to determine whether and to what extent the claimant is entitled to indemnification. Upon written request by a claimant for indemnification pursuant to the first sentence of this paragraph (B), a determination, if required by applicable law, with respect to the claimant's entitlement thereto shall be made as follows: (1) if requested by the claimant, by Independent Counsel (as hereinafter defined), or (2) if no request is made by the claimant for a determination by Independent Counsel, (i) by the Board of Directors by a majority vote of a quorum consisting of Disinterested Directors (as hereinafter defined), or (ii) if a quorum of the Board of Directors consisting of Disinterested Directors is not obtainable or, even if obtainable, such quorum of Disinterested Directors so directs, by Independent Counsel in a written opinion to the Board of Directors, a copy of which shall be delivered to the claimant, or (iii) if a quorum of Disinterested Directors so directs, by the stockholders of the Corporation. In the event the determination of entitlement to indemnification is to be made by Independent Counsel at the request of the claimant, the Independent Counsel shall be selected by the Board of Directors unless there shall have occurred within two years prior to the date of the commencement of the action, suit or proceeding for which indemnification is claimed a "Change of Control,, (as defined below) in which case the Independent Counsel shall be selected by the claimant unless the claimant shall request that such selection be made by the Board of Directors. If it is so determined that the claimant is entitled to indemnification, payment to the claimant shall be made within 10 days after such determination.

(C) If a claim under paragraph (A) of this By-Law is not paid in full by the Corporation within thirty days after a written claim pursuant to paragraph (B) of this By-Law has been received by the Corporation, the claimant may at any time thereafter bring suit against the Corporation to recover the unpaid amount of the claim and, if successful in whole or in part, the claimant shall be entitled to be paid also the expense of prosecuting such claim. It shall be a defense to any such action (other than an action brought to enforce a claim for expenses incurred in defending any proceeding in advance of its final disposition where the required undertaking, if any is required, has been tendered to the Corporation) that the claimant has not met the standard of conduct which makes it permissible under the General Corporation Law of the State of Delaware for the Corporation to indemnify the claimant for the amount claimed, but the burden of proving such defense shall be on the Corporation. Neither the failure of the Corporation (including its Board of Directors, Independent Counsel or stockholders) to have made a determination prior to the commencement of such action that indemnification of the claimant is proper in the circumstances because he or she has met the applicable standard of conduct set forth in the General Corporation Law of the State of Delaware, nor an actual determination by the Corporation (including its Board of Directors, Independent Counsel or stockholders) that the claimant has not met such applicable standard of conduct, shall be a defense to the action or create a presumption that the claimant has not met the applicable standard of conduct.

     (D) If a determination shall have been made pursuant to paragraph (B) of this By-Law that the claimant is entitled to indemnification, the Corporation shall be bound by such determination in any judicial proceeding commenced pursuant to paragraph (C) of this By-Law.

     (E) The Corporation shall be precluded from asserting in any judicial proceeding commenced pursuant to paragraph
(C) of this By-Law that the procedures and presumptions of this By-Law are not valid, binding and enforceable and shall stipulate in such proceeding that the Corporation is bound by all the provisions of this By-Law.

     (F) The right to indemnification and the payment of expenses incurred in defending a proceeding in advance of its final disposition conferred in this By-Law shall not be exclusive of any other right which any person may have or hereafter acquire under any statute, provision of the Certificate of Incorporation, By-Laws, agreement, vote of stockholders or Disinterested Directors or otherwise. No repeal or modification of this By-Law shall in any way diminish or adversely affect the rights of any director, officer, employee or agent of the Corporation hereunder in respect of any occurrence or matter arising prior to any such repeal or modification.

     (G) The Corporation may maintain insurance, at its expense, to protect itself and any director, officer, employee or agent of the Corporation or another corporation, partnership, joint venture, trust or other enterprise against any expense, liability or loss, whether or not the Corporation would have the power to indemnify such person against such expense, liability or loss under the General Corporation Law of the State of Delaware. To the extent that the Corporation maintains any policy or policies providing such insurance, each such director or officer, and each such agent or employee to which rights to indemnification have been granted as provided in paragraph
(H) of this By-Law, shall be covered by such policy or policies in accordance with its or their terms to the maximum extent of the coverage thereunder for any such director, officer, employee or agent.

     (H) The Corporation may, to the extent authorized from time to time by the Board of Directors, grant rights to indemnification, and rights to be paid by the Corporation the expenses incurred in defending any proceeding in advance of its final disposition, to any employee or agent of the Corporation to the fullest extent of the provisions of this By-Law with respect to the indemnification and advancement of expenses of directors and officers of the Corporation.

     (I) If any provision or provisions of this By-Law shall be held to be invalid, illegal or unenforceable for any reason whatsoever: (1) the validity, legality and enforceability of the remaining provisions of this By-Law

(including, without limitation, each portion of any paragraph of this By-Law containing any such provision held to be invalid, illegal or unenforceable, that is not itself held to be invalid, illegal or unenforceable) shall not in any way be affected or impaired thereby; and (2) to the fullest extent possible, the provisions of this By-Law
(including, without limitation, each such portion of any paragraph of this By-Law containing any such provision held to be invalid, illegal or unenforceable) shall be construed so as to give effect to the intent manifested by the provision held invalid, illegal or unenforceable.

     (i)     For purposes of this By-Law:

     (1) "Disinterested Director" means a director of the Corporation who is not and was not a party to the matter in respect of which indemnification is sought by the claimant.

     (2) "Independent Counsel" means a law firm, a member of a law firm, or an independent practitioner, that is experienced in matters of corporation law and shall include any person who, under the applicable standards of professional conduct then prevailing, would not have a conflict of interest in representing either the Corporation or the claimant in an action to determine the claimant's rights under this By-Law.

     (3)     "Change of Control" means:

             (a) The acquisition by any individual, entity or group (within the meaning of Section 13(d)(3) or 14(d)(2) of the Exchange Act) (a "Person") of beneficial ownership
(within the meaning of Rule 13d-3 promulgated under the Exchange Act) of 20% or more of either (i) the then outstanding shares of common stock of the Corporation (the "Outstanding Common Stock") or (ii) the combined voting power of the then outstanding voting securities of the Corporation entitled to vote generally in the election of directors (the "Outstanding Voting Securities"); provided, however, that for purposes of this subsection (a), the following acquisitions shall not constitute a Change of
Control: (i) any acquisition directly from the Corporation,
(ii) any acquisition by the Corporation, (iii) any acquisition by any employee benefit plan (or related trust) sponsored or maintained by the Corporation or any corporation controlled by the Corporation or (iv) any acquisition by any corporation pursuant to a transaction which complies with clauses (i), (ii) and (iii) of subsection (c); or

     (b) Individuals who, as of the date hereof, constitute the Board (the "Incumbent Board") cease for any reason to constitute at least a majority of the Board; provided, however, that any individual becoming a director subsequent to the date hereof whose election, or nomination for election by the Corporation's stockholders, was approved by a vote of at least a majority of the directors then comprising the Incumbent Board shall be considered as though such individual were a member of the Incumbent Board, but excluding, for this purpose, any such individual whose initial assumption of office occurs as a result of an actual or threatened election contest with respect to the election or removal of directors or other actual or threatened solicitation of proxies or consents by or on behalf of a Person other than the Board; or

     (c) Consummation of a reorganization, merger or consolidation or sale or other disposition of all or substantially all of the assets of the Corporation (a "]Business Combination"), in each case, unless, following such Business Combination, (i) all or substantially all of the individuals and entities who were the beneficial owners, respectively, of the Outstanding Common Stock and Outstanding Voting Securities immediately prior to such Business Combination beneficially own, directly or indirectly, more than 50% of, respectively, the then outstanding shares of common stock and the combined voting power of the then outstanding voting securities entitled to vote generally in the election of directors, as the case may be, of the corporation resulting from such Business Combination (including, without limitation, a corporation which as a result of such transaction owns the Corporation or all or substantially all of the Corporation's assets either directly or through one or more subsidiaries) in substantially the same proportions as their ownership, immediately prior to such Business Combination of the Outstanding Common Stock and Outstanding Voting Securities, as the case may be, (ii) no Person (excluding any corporation resulting from such Business Combination or any employee benefit plan (or related trust) of the Corporation or such corporation resulting from such Business Combination) beneficially owns, directly or indirectly, 20% or more of, respectively, the then outstanding shares of common stock of the corporation resulting from such Business Combination or the combined voting power of the then outstanding voting securities of such corporation except to the extent that such ownership existed prior to the Business Combination and (iii) at least a majority of the members of the board of directors of the corporation resulting from such Business Combination were members of the Incumbent Board at the time of the execution of the initial agreement, or of the action of the Board, providing for such Business Combination; or

     (d) Approval by the stockholders of the Corporation of a complete liquidation or dissolution of the Corporation.

(K) Any notice, request or other communication required or permitted to be given to the Corporation under this By-Law shall be in writing and either delivered in person or sent by telecopy, telex, telegram, overnight mail or courier service, or certified or registered mail, postage prepaid, return receipt requested, to the Secretary of the

Corporation and shall be effective only upon receipt by the Secretary.

                                ARTICLE IX

                                AMENDMENTS

     Sec. 1. HOW AMENDED. These By-Laws may be altered, amended, repealed or added to by an affirmative vote of the stockholders representing a majority of the whole capital stock entitled to vote at an Annual Meeting or at a Special Meeting called for that purpose provided that written notice shall have been sent to each stockholder or mailed to him at his post office address of known, at least 10 days before the date fixed for such meeting. The notice shall set forth the alterations, amendments or changes which are proposed to be made in such By-Laws or in lieu thereof shall set forth a brief summary of the changes to be effected therein. If, however, all the stockholders shall be present at any regular or Special Meeting, these By-Laws may be amended by a unanimous vote without any previous notice. Notwithstanding the above, these By-Laws may be altered, amended, repealed or added to by the affirmative vote taken at a regular or Special Meeting of the Board of Directors. PAGE
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